UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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SAMSON OIL & GAS LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SAMSON OIL & GAS LIMITED

(ABN 25 009 069 005)

NOTICE OF ANNUAL GENERAL MEETING

EXPLANATORY MEMORANDUM

PROXY FORM

Date:	Friday, 30 November 2018

Time:	11.00 am AWST

Venue:	Level 1, AMP Building
140 St. Georges Terrace
Perth, Western Australia 6000

These documents should be read in their entirety. If shareholders are in doubt as to how they should vote, they should seek advice from their accountant, solicitor or other professional adviser prior to voting.

Notice of Annual General Meeting 2018

SAMSON OIL & GAS LIMITED

(ABN 25 009 069 005)

NOTICE OF ANNUAL GENERAL MEETING

NOTICE IS HEREBY GIVEN that the annual general meeting of Samson Oil & Gas Limited will be held at Level 1 AMP Building, 140 St. Georges Terrace, Perth, Western Australia 6000 on Friday, 30 November 2018 at 11.00am (Perth, Western Australia time).

AGENDA

ORDINARY BUSINESS

Financial Statements

To receive, consider and discuss the Company’s financial statements for the year ended 30 June 2018 and the reports of the directors and auditors on those statements.

Note:

There is no requirement for Shareholders to approve these reports.

Resolution 1- Re-election of Director

To consider and, if thought fit, to pass the following resolution as an ordinary resolution:

“In accordance with Listing Rule 14.5 and clause 12.3 of the Constitution, that Mr Denis Rakich, who retires by rotation and, being eligible, offers himself for re-election, be re-elected as a Director of the Company”.

Resolution 2 – Adoption of Remuneration Report

To consider and, if thought fit, to pass the following resolution as a non-binding resolution:

“That, for the purposes of section 250R(2) of the Corporations Act 2001 and for all other purposes, the Remuneration Report contained in the 2018 Annual Report which accompanied the notice convening this meeting be adopted by shareholders”.

Note:

In accordance with section 250R(2) of the Corporations Act 2001, this resolution is advisory only and does not bind the Directors or the Company.

Voting Exclusion Statement:

The Company will disregard any votes cast on Resolution 2 by or on behalf of any member of the Key Management Personnel, details of whose remuneration are included in the Remuneration Report, or any Closely Related Party of such a member.

However, the Company will not disregard any votes cast on Resolution 2 by such a person if the vote is not cast on behalf of such a person and either:

(a)	the person is acting as proxy and the proxy form specifies how the proxy is to vote on the Resolution; or

(b)	the person is the Chairman of the Meeting voting an undirected proxy and their appointment expressly authorises the Chairman to exercise the proxy even though Resolution 2 is connected with the remuneration of the Key Management Personnel of the Company.

If you are a member of the Key Management Personnel of the Company or a Closely Related Party of such a member (or are acting on behalf of any such person) and purport to cast a vote (other than as a proxy as permitted in the manner set out above), that vote will be disregarded by the Company (as indicated above) and you may be liable for an offence for breach of voting restrictions that apply to you under the Corporations Act.

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Notice of Annual General Meeting 2018

Resolution 3 – Approval of Additional 10% Placement Facility

To consider and, if thought fit, to pass the following Resolution as a special resolution:

“That, for the purposes of ASX Listing Rule 7.1A and for all other purposes, Shareholders approve the issue of Equity Securities up to 10% of the issued capital of the Company (at the time of the issue), calculated in accordance with the formula prescribed in Listing Rule 7.1A.2 for the purpose and on the terms and conditions set out in the Explanatory Memorandum accompanying the notice convening this meeting.”

Voting exclusion statement:

For the purpose of Listing Rule 7.3A.7, and for all other purposes, the Company will disregard any votes cast in favour of Resolution 3 by or on behalf of any person who may participate in the issue of Equity Securities under the Additional 10% Placement Facility and any person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the Resolution is passed, and any persons associated with those persons.

However, the Company will not disregard a vote cast on Resolution 3 if:

a)	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or

b)	it is cast by the person chairing the meeting acting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

Resolution 4 – Consolidation of Capital

To consider and, if thought fit, to pass the following Resolution as an ordinary resolution:

“That, pursuant to section 254H(1) of the Corporations Act and for all other purposes, the issued capital of the Company be consolidated on the basis that:

(a)       every ten Shares be consolidated into one Share; and

(b)       every ten Options be consolidated into one Option with the exercise price amended in inverse proportion to that ratio,

and where this Consolidation results in a fraction of a Share or an Option being held, the Directors be authorized to round that fraction up to the nearest whole Share or Option (as the case may be)”.

Short Explanation:

Under the Corporations Act, a Company may convert all or any of its securities into a smaller amount by resolution passed at a general meeting. The Company currently has approximately 3.28 billion Shares on issue, which is relatively large for a company of its size. The proposed consolidation will reduce the number of shares on issue to approximately 328 million creating a more appropriate capital structure and greater flexibility to undertake capital raising initiatives. Further information about Resolution 4 is contained in the accompanying Explanatory Memorandum.

Resolution 5 - Advisory Vote on named Executive Officer Compensation

In accordance with the requirement of the U.S. Securities Exchange Act of 1934, the compensation paid to the Company’s “named executive officers,” as disclosed in Annexure “A” to the Explanatory Memorandum accompanying the notice convening this meeting, is hereby submitted to an advisory vote of Shareholders.

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Notice of Annual General Meeting 2018

To consider and, if thought fit, to pass the following resolution as an ordinary resolution:

“That the Shareholders approve, on an advisory basis, the compensation of the Company’s “named executive officers,” as disclosed in Annexure “A” to the Explanatory Memorandum accompanying the notice convening this meeting, including the “Compensation Discussion and Analysis,” compensation tables and narrative disclosed.”

Note:

In accordance with Section 14A of the U.S. Securities Exchange Act of 1934, this resolution is advisory only and does not bind the Directors of the Company.

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Notice of Annual General Meeting 2018

ENTITLEMENT TO ATTEND AND VOTE

You will be entitled to attend and vote at the Annual General Meeting if you are registered as a Shareholder of the Company as at 11.00am on Wednesday, 28 November 2018. This is because, in accordance with the Corporations Regulations 2001 (Cth), the Board has determined that the Shares on issue at that time will be taken, for the purposes of the Meeting, to be held by the persons who held them at that time. Accordingly, transactions registered after that time will be disregarded in determining entitlements to attend and vote at the Meeting.

HOW TO VOTE

Voting in person

Shareholders who plan to attend the Meeting are asked to arrive at the venue 15 minutes prior to the time designated for the Meeting if possible, so that their holding may be checked against the Company’s register of members and attendances recorded.

Corporate representatives

A body corporate, which is a Shareholder or which has been appointed as a proxy, may appoint an individual to act as its corporate representative at the Meeting in accordance with section 250D of the Corporations Act. The appropriate appointment document must be produced prior to admission. A form of the certificate can be obtained from the Company’s registered office.

Voting by proxy

A Shareholder who is entitled to attend and cast a vote at the Meeting may appoint a proxy. A proxy need not be a Shareholder and may be an individual or body corporate. If a body corporate is appointed as a proxy it must appoint a corporate representative in accordance with section 250D of the Corporations Act to exercise its powers as proxy at the Meeting (see above).

A Shareholder who is entitled to cast two or more votes may appoint two proxies to attend the Meeting and vote on their behalf and may specify the proportion or a number of votes each proxy is appointed to exercise. If a Shareholder appoints two proxies and the appointment does not specify the proportion or number of the Shareholder’s votes each proxy may exercise, each proxy may exercise half of the votes (disregarding fractions). If you wish to appoint a second proxy, you may copy the enclosed proxy form or obtain a form from the Company’s registered office.

To be effective for the Meeting a proxy appointment (and any power of attorney or other authority under which it is signed or otherwise authenticated, or a certified copy of that authority) must be received at an address or fax number below no later than 11.00am on Wednesday, 28 November 2018, being 48 hours before the time of the Meeting. Any proxy appointment received after that time will not be valid for the Meeting.

Registered Office:	Level 16, AMP Building, 140 St Georges Terrace, Perth WA 6000

Facsimile Number:	(08) 9220 9820 (international number: +61 8 9220 9820)

Postal Address:	PO Box 7654, Cloisters Square, Perth, WA 6850

Email Address:	contact@samsonoilandgas.com.au

For further information concerning the appointment of proxies and the ways in which proxy appointments may be submitted, please refer to the enclosed proxy form.

Voting by attorney

A Shareholder may appoint an attorney to attend and vote on their behalf. For an appointment to be effective for the Meeting, the instrument effecting the appointment (or a certified copy of it) must be received by the Company’s share registry at least 48 hours prior to the commencement of the Meeting.

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Notice of Annual General Meeting 2018

Chairman as proxy

If you appoint a proxy, the Company encourages you to consider directing them how to vote by marking the appropriate box on each of the proposed Resolutions.

If a Shareholder entitled to vote on a Resolution appoints the Chairman of the Meeting as his proxy (or the Chairman becomes his proxy by default) and the Shareholder does not direct the Chairman how to vote on the Resolution, then:

•	the Chairman intends to vote in favour of the Resolution as proxy for that Shareholder on a poll; and

•	for Resolution 2, the Shareholder will be taken to have given the Chairman express authority to vote as the Shareholder’s proxy on those resolutions even though those resolutions are connected directly or indirectly with the remuneration of a member of the KMP for the Company and even though the Chairman is a member of the KMP, unless the Shareholder expressly indicates to the contrary in the proxy appointment.

If you do not want to put the Chairman in the position of casting your votes in favour of any of the proposed Resolutions, you should complete the appropriate box on the Proxy Form, directing your proxy to vote against, or to abstain from voting, on the Resolution.

Other members of KMP as proxy

If a Shareholder appoints a Director (other than the Chairman) or another member of the KMP (or a Closely Related Party of any such person) as his proxy and does not direct the proxy how to vote on Resolution 2 by marking the ‘For’, ‘Against’ or ‘Abstain’ box opposite the relevant Resolution on the proxy appointment, the proxy will not be able to exercise the Shareholder’s proxy and vote on his behalf on those Resolutions.

QUESTIONS FROM SHAREHOLDERS

The Chairman will allow a reasonable opportunity for Shareholders at the Meeting to ask questions about and make comments on the management of the Company and on the annual financial report, the Directors’ report (including the Remuneration Report) and the auditor’s report (Reports), as well as each of the Resolutions to be considered at the Meeting.

A representative of the Company’s auditor will attend the Meeting. During the Meeting’s consideration of the Reports, the Chairman will allow a reasonable opportunity for Shareholders at the Meeting to ask the auditor’s representative questions relevant to the:

•	conduct of the audit;

•	preparation and content of the auditor’s report for the financial year ended 30 June 2018;

•	accounting policies adopted by the Company in relation to the preparation of the financial statements contained in the Reports for that year; and

•	independence of the auditor in relation to the conduct of the audit.

Shareholders may also submit a written question to the Company’s auditor if the question is relevant to the content of the auditor’s report or the conduct of the audit.

If you wish to submit a question in advance of the Meeting, you may do so by sending your question to one of the addresses or facsimile numbers above by no later than 5:00pm, 23 November 2018. The Company and the auditor will attempt to respond to as many of the more frequently asked questions as possible. Due to the large number of questions that may be received, the Company and the auditor will not be replying on an individual basis.

By Order of the Board

DENIS I RAKICH
Director/Company Secretary
22 October 2018

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Notice of Annual General Meeting 2018

SAMSON OIL & GAS LIMITED

(ABN 25 009 069 005)

EXPLANATORY MEMORANDUM TO SHAREHOLDERS

1.	Introduction

This Explanatory Memorandum has been prepared for the information of Shareholders of Samson Oil & Gas Limited in connection with the business to be transacted at the annual general meeting of the Company to be held on Friday, 30 November 2018.

At that meeting, Shareholders will be asked to consider resolutions:

•	re-electing a director who retires by rotation;
•	adopting the Remuneration Report;
•	approving an additional 10% placement facility;
•	consolidating the capital; and
•	relating to an advisory vote to approve named executive officer compensation.

The purpose of this Explanatory Memorandum is to provide information that the Board believes to be material to Shareholders in deciding whether or not to pass those resolutions. The Explanatory Memorandum explains the resolutions and identifies the Board’s reasons for putting them to Shareholders. It should be read in conjunction with the accompanying Notice of Meeting.

If you have any questions regarding the matters set out in this Explanatory Memorandum or the preceding Notice of Annual General Meeting, please contact the Company Secretary, Mr. Denis Rakich, your stockbroker or other professional adviser.

2.	Glossary

The following terms and abbreviations used in this Explanatory Memorandum and the accompanying Notice of Meeting have the following meanings:

AGM or Annual General Meeting or Meeting	The annual general meeting of the Company to be held on Friday, 30 November 2018.

ASIC	Australian Securities and Investments Commission.

ASX	ASX Limited (ACN 008 624 691), trading as the Australian Securities Exchange.

ASX Listing Rules or Listing Rules	The Official Listing Rules of the ASX, as amended from time to time.

Board	The board of directors of the Company.
Chairman	The chairman of the Annual General Meeting.

Constitution	The constitution of the Company.

Corporations Act	Corporations Act 2001 (Cth).

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Notice of Annual General Meeting 2018

Closely Related Party

Of a member of the Key Management Personnel means:

(i)           a spouse or child of the member;

(ii)          a child of the member’s spouse

(iii)         a dependent of the member or of the member’s spouse;

(iv)         anyone else who is one of the member’s family and may be expected to influence the member or be influenced by the member, in the member’s dealing with the entity;

(v)          a company the member controls; or

(vi)         a person prescribed by the Corporations Regulations 2001 (Cth.).

Director	A director of the Company.
Explanatory Memorandum	The explanatory memorandum that accompanies this Notice of Meeting.

Equity Security	Has the meaning given to that term in the Listing Rules.

Key Management Personnel or KMP	Has the same meaning as in the accounting standards and broadly includes those persons having authority and responsibility for planning, directing and controlling the activities of the Company, directly or indirectly, including any director (whether executive or otherwise) of the Company.

Notice of Meeting	The notice convening the Annual General Meeting which accompanies this Explanatory Memorandum.

Option	An option to subscribe for a Share.

Optionholder	A registered holder of an Option

Remuneration Report	The annual remuneration report included in the Company’s annual report for the year ended 30 June 2018.

Samson or Company	Samson Oil & Gas Limited (ABN 25 009 069 005).

Samson Shares or Shares	Fully paid ordinary shares in the Company.

Shareholder	A registered holder of a Share.

3.	Financial Statements and Reports

The Corporations Act requires the annual financial report, Directors’ report and the auditor’s report (Annual Financial Statements) to be received and considered at the Annual General Meeting. The Annual Financial Statements for the period ended 30 June 2018 are included in the Company’s annual financial report, a copy of which will be made available on request.

There is no requirement for Shareholders to approve these reports and no vote will be taken on the Annual Financial Statements. However, Shareholders attending the Annual General Meeting will be given a reasonable opportunity to ask questions about, or make comments on, the Annual Financial Statements and the management of the Company.

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Notice of Annual General Meeting 2018

4.	Resolution 1 – Re-election of D. Rakich as a Director

4.1	General

In accordance with clause 12.3 of the Constitution, a Director must not hold office without re-election past the third annual general meeting following the Directors appointment of last election of for more than three years (whichever is the longer).

Under clause 12.3 of the Constitution and Listing Rule 14.5, there must be an election of Directors at each annual general meeting of the Company. This may be satisfied by either:

a)	a person standing for election as a new Director;
b)	any Director appointed to fill a casual vacancy or as an additional Director standing for election;
c)	any Director who is retiring at the end of the meeting due to the tenure limitation standing for re-election; or
d)	if no person or Director is standing for election or re-election, in accordance with (a) – (c) above, then the Director who has been a Director the longest without re-election must retire and stand for re-election. If two or more Directors have been a Director the longest and an equal time without re-election, then in default of agreement, the Director to retire will be determined by ballot.

In accordance with these provisions, Mr Denis Rakich will retire by rotation at the end of the AGM. Mr Rakich is eligible for re-election and he seeks re-election as a director of the Company at the AGM.

Mr Rakich is an Accountant and Company Secretary with extensive knowledge and experience within the mineral and petroleum production and exploration industries. He is a fellow of the CPA Australia and has served as a Director and Company Secretary on other ASX-listed companies within the resources sector.

Mr Rakich is also an Executive Director of Ausgold Limited.

4.2	Board Recommendation

The Board, excluding Mr Rakich who declines to make a recommendation on Resolution 1, recommends that Shareholders vote in favour of Resolution 1.

5.	Resolution 2 – Adoption of Remuneration Report

5.1	Background

The Company’s auditor, RSM Australia Partners, will be present at the Annual General Meeting and Shareholders will have the opportunity to ask the auditor questions in relation to the conduct of the audit, the auditor’s report, the Company’s accounting policies, and the independence of the auditor.

Pursuant to Section 250R(2) of the Corporations Act, the Company submits to Shareholders for consideration and adoption, by way of a non-binding resolution, its Remuneration Report for the year ended 30 June 2018. The Remuneration Report is a distinct section of the annual Directors’ report which deals with the remuneration of Directors, executives and senior managers of the Company. More particularly, the Remuneration Report can be found within the Directors’ report in the Company’s 30 June 2018 annual financial report, which is available on the Company's website at http://www.samsonoilandgas.com/IRM/content/default.aspx.

By way of summary, the Remuneration Report:

a)	explains the Company’s remuneration policy and the process for determining the remuneration of its Directors and executive officers;

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Notice of Annual General Meeting 2018

b)	addresses the relationship between the Company’s remuneration policy and the Company’s performance; and
c)	sets out the remuneration details for each Director and executive officer named in the Remuneration Report for the financial year ended 30 June 2018.

The remuneration levels for Directors, executives and senior managers are competitively set to attract and retain appropriate Directors and KMP of the Company.

The Chairman will allow a reasonable opportunity for Shareholders as a whole to ask about, or make comments on, the Remuneration Report.

5.2	Regulatory Requirements

The CorporationS ACT PROVIDES THAT RESOLUTION 2 need only be an advisory vote of Shareholders and does not bind the Directors. However, the Corporations Act provides that if the Company’s Remuneration Report resolution receives a “no” vote of 25% or more of votes cast at the Annual General Meeting, the Company’s subsequent Remuneration Report must explain the Board’s proposed action in response or, if the Board does not propose any action, the Board’s reasons for not making any changes. The Board will take into account the outcome of the vote when considering the remuneration policy, even if it receives less than a 25% “no” vote.

In addition, sections 250U and 250V of the Corporations Act set out a “two strikes” re-election process. Under the “two strikes” re-election process, if the Company’s Remuneration Report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings (that is, “two strikes”), a resolution (Spill Resolution) must be put to the second annual general meeting, requiring Shareholders to vote on whether the Company must hold another general meeting (known as the “spill meeting”) to consider the appointment of all of the Directors at the time the Directors’ report was approved by the Board who must stand for re-appointment (other than the Managing Director).

If the Spill Resolution is approved at the annual general meeting by a simple majority of 50% or more of the eligible votes cast, the spill meeting must be held within 90 days of the Spill Resolution being passed (unless none of the Directors, other than the Managing Director, stand for reappointment).

5.2	Previous voting results

The votes cast against the adoption of the remuneration report considered at the Company’s 2017 Annual General Meeting were less than 25%, and as such the Spill Resolution will not be relevant for this Annual General Meeting.

5.3	Board Recommendation

The Board unanimously recommends that Shareholders vote in favour of Resolution 2.

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6.	Resolution 3 – Approval of Additional 10% Placement Facility

6.1	General

ASX Listing Rule 7.1A enables eligible entities to issue Equity Securities up to 10% of its issued ordinary share capital through placements over a 12 month period after the AGM (Additional 10% Placement Facility). The Additional 10% Placement Facility is in addition to the Company’s 15% placement capacity under Listing Rule 7.1.

For the purposes of Listing Rule 7.1A an eligible entity is one that, as at the date of the relevant annual general meeting:

(a)	is not included in the A&P/ASX300 Index; and

(b)	has a market capitalisation of less than $300 million.

The Company is an eligible entity as at the time of this Notice of Meeting and is expected to be an eligible entity as at the time of the Annual General Meeting.

The Company is now seeking Shareholder approval by way of a special resolution to have the ability to issue Equity Securities under the Additional 10% Placement Facility. The exact number of Equity Securities to be issued under the Additional 10% Placement Facility will be determined in accordance with the formula prescribed in ASX Listing Rule 7.1A.2 (as set out below).

The effect of Shareholders approving Resolution 3 will be to allow the Company to issue Equity Securities under Listing Rule 7.1A in addition to the Company’s 15% placement capacity under Listing Rule 7.1.

Resolution 3 is a special resolution, and accordingly at least 75% of votes cast by shareholders eligible to vote at the Annual General Meeting must be in favour of Resolution 3 for it to be passed.

6.2	Regulatory Requirements

The effect of Resolution 3 will be to permit the Company to issue the Equity Securities under Listing Rule 7.1A during the Additional Placement Period (as defined below) without using the Company’s 15% placement capacity under Listing Rule 7.1.

Equity Securities issued under the Additional 10% Placement Capacity must be in the same class as an existing quoted class of Equity Securities of the Company. As at the date of this Notice, the Company has one class of quoted Equity Securities on issue, being the Shares (ASX Code: SSN).

Based on the number of Shares on issue at the date of this Notice, the Company will have 3,283,000,444 Shares on issue and therefore, subject to Shareholder approval being sought under Resolution 3, 328,300,044 Equity Securities will be permitted to be issued in accordance with Listing Rule 7.1A. Shareholders should note that the calculation of the number of Equity Securities permitted to be issued under the Additional 10% Placement Capacity is a moving calculation and will be based on the formula set out in Listing Rule 7.1A at the time of issue of the Equity Securities. The table below demonstrates various examples as to the number of Equity Securities that may be issued under the Additional 10% Placement Capacity.

The exact number of Equity Securities that the Company may issue under Listing Rule 7.1A will be calculated at the date of issue of the Equity Securities according to the following formula:

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Notice of Annual General Meeting 2018

(A x D) – E

Where:

A	is the number of Shares on issue 12 months before the date of issue or agreement:

(i)	plus the number of Shares issued in the previous 12 months under an exception in ASX Listing Rule 7.2;
(ii)	plus the number of partly paid shares that became fully paid in the previous 12 months;
(iii)	plus the number of Shares issued in the previous 12 months with approval of holders of Shares under Listing Rules 7.1 and 7.4. This does not include an issue of fully paid ordinary shares under the entity’s 15% placement capacity without shareholder approval; and
(iv)	less the number of Shares cancelled in the previous 12 months.

D	is 10%.

E	is the number of Equity Securities issued or agreed to be issued under ASX Listing Rule 7.1A.2 in the 12 months before the date of issue or agreement to issue that are not issued with the approval of holders of Ordinary Securities under ASX Listing Rule 7.1 or 7.4.

Resolution 3 is a special resolution, requiring approval of 75% of the votes cast by Shareholders present and eligible to vote (in person, by proxy, by attorney or, in the case of a corporate Shareholder, by a corporate representative) in order to be passed.

In compliance with the information requirements of Listing Rule 7.3A, Shareholders are advised of the following information:

(a)	Minimum Issue Price

The issue price of Equity Securities issued under the Additional 10% Placement Facility must not be lower than 75% of the volume weighted average price for securities in the same class calculated over the 15 trading days on which trades in that class were conducted immediately before:

(i)	the date on which the price at which the Equity Securities are to be issued is agreed, provided that the issue is thereafter completed within 5 business days; or
(ii)	if the Equity Securities are not issued within 5 business days of the date in paragraph (i) above, the date on which the Equity Securities are issued.

(b)	Dilution

As at the date of this Notice of Meeting the Company has 3,283,000,444 Shares on issue. Accordingly, if Shareholders approve Resolution 3, the Company will have the capacity to issue approximately 328,300,044 Equity Securities (or 32,830,004 Equity Securities upon the share consolidation contemplated by Resolution 4 coming into effect) under the Additional 10% Placement Facility in accordance with Listing Rule 7.1A.

 If Resolution 3 is approved by Shareholders and the Company issues Equity Securities under the Additional 10% Placement Facility, existing Shareholders' voting power in the Company will be diluted as shown in the table below. There is a risk that:

(i)	the market price for the Company's Equity Securities may be significantly lower on the date of the issue of the Equity Securities than on the date of the Annual General Meeting; and

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(ii)	the Equity Securities may be issued at a price that is at a discount to the market price for the Company's Equity Securities on the issue date or the Equity Securities are issued as part of consideration for the acquisition of a new asset, which may have an effect on the amount of funds raised by the issue of the Equity Securities.

The below table shows the dilution of existing Shareholders on the basis of the current market price of Shares and the current number of ordinary securities for variable "A" calculated in accordance with the formula in Listing Rule 7.1A(2) as at the date of this Notice of Meeting.

The table also shows:

(i)	examples of where variable “A” is at its current level and where variable “A” has increased by 50% and by 100%*;
(ii)	examples of where the issue price of ordinary securities is the current market price as at the date of this Notice of Meeting, being $0.115 (current market price), and where the current market price is halved, and where it is doubled; and
(iii)	the dilutionary effect will always be 10% if the maximum number of Equity Securities that may be issued under the Additional 10% Placement Capacity are issued.

		Dilution
Variable “A” in Listing Rule 7.1A.2		$0.00075 50% decrease in Issue Price	$0.0015 Issue Price	$0.003 100% increase in Issue Price
Current Variable A 3,283,000,444 Shares	Shares issued (10% Voting Dilution)	328,300,044 New Shares	328,300,044 New Shares	328,300,044 New Shares
	Funds raised	$246,225	$492,450	$984,900
50% increase in current Variable A 4,924,500,666 Shares	Shares issued (10% Voting Dilution)	492,450,066 New Shares	492,450,066 New Shares	492,450,066 New Shares
	Funds raised	$369,338	$738,675	$1,477,350
100% increase in current Variable A 6,566,000,888 Shares	Shares issued (10% Voting Dilution)	656,600,089 New Shares	656,600,089 New Shares	656,600,089 New Shares
	Funds raised	$492,450	$984,900	$1,969,800

The table has been prepared on the following assumptions:

1.	Variable A is 3,283,000,444 being the number of ordinary securities on issue at the date of this Notice of Meeting. The above table takes no account of the share consolidation contemplated by Resolution 4.
2.	The Company issues the maximum number of Equity Securities available under the Additional 10% Placement Facility.
3.	No Options are exercised into Shares before the date of issue of the Equity Securities;
4.	The 10% voting dilution reflects the aggregate percentage dilution against the issued share capital at the time of issue. This is why the voting dilution is shown in each example as 10%.
5.	The table does not show an example of dilution that may be caused to a particular Shareholder by reason of placements under the Additional 10% Placement Facility, based on that Shareholder’s holding at the date of the Meeting. All Shareholders should consider the dilution caused to their own shareholding depending on their specific circumstances.

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Notice of Annual General Meeting 2018

6.	The table shows only the effect of issues of Equity Securities under Listing Rule 7.1A, not under the 15% placement capacity under Listing Rule 7.1.
7.	The issue of Equity Securities under the Additional 10% Placement Facility consists only of Shares.
8.	The issue price is $0.0015, being the last closing price of the Shares on ASX before date of voluntary suspension on 11 April 2018.

(c)	Issue Period

If Shareholders approve Resolution 4, approval of the Additional 10% Placement Capacity will be valid from the date of the Annual General Meeting and will expire on the earlier of:

(i)	the date that is 12 months after the date of the Annual General Meeting; and
(ii)	the date of the approval by Shareholders of a transaction under Listing Rules 11.1.2 (a significant change to the nature or scale of activities) or 11.2 (disposal of main undertaking), (Additional Placement Period) after which date, an approval under Listing Rule 7.1A ceases to be valid.

The Company will only issue and allot Equity Securities under the Additional 10% Placement Facility during the Additional Placement Period.

(d)	Purpose of Issues

The Company may seek to issue the Equity Securities for the following purposes:

(i)	cash consideration. If Equity Securities are issued for cash consideration, the Company intends to use the funds for exploration or development on its existing assets, to acquire new assets or investments and/or general working capital purposes; or
(ii)	non-cash consideration for the acquisition of new assets in, or complementary to, the resources sector. If Equity Securities are issued for non-cash consideration, the Company will comply with the minimum issue price limitation under Listing Rule 7.1A.3 in relation to such issue and will release the valuation of the non-cash consideration to the market.

The Company will provide further information at the time of issue of any Equity Securities under the Additional 10% Placement Facility in compliance with its disclosure obligations under Listing Rules 7.1A.4 and 3.10.5A.

(e)	Allocation Policy

The Company’s allocation policy is dependent on the prevailing market conditions at the time of any proposed issue pursuant to the Additional 10% Placement Facility. The identity of the allottees of Equity Securities will be determined on a case-by-case basis having regard to the factors including but not limited to the following:

(i)	the prevailing market conditions at the time of the issue;
(ii)	the purpose of the issue;
(iii)	the ability of the Company to raise funds at the time of the proposed issue of Equity Securities and whether the raising of any funds under such placement could be carried out by alternative means such as an entitlements offer, a placement and another offer where existing Shareholders may participate;
(iv)	the dilutionary effect of the proposed issue of the Equity Securities on existing Shareholders at the time of the proposed issued of Equity Securities;
(v)	the effect of the issue of the Equity Securities on the control of the Company;
(vi)	the circumstances of the Company, including, but not limited to the financial situation and solvency of the Company; and

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Notice of Annual General Meeting 2018

(vii)	advice from its professional advisers, including corporate, financial and broking advisers (if applicable).

The allottees under the Additional 10% Placement Facility have not been determined as at the date of this Notice of Meeting but may include existing substantial Shareholders and/or new Shareholders who are not related parties or associates of a related party of the Company.

Further, if the Company is successful in acquiring new oil and gas assets or investments, it is possible that the allottees under the 10% Placement Facility will be the vendors of the new oil and gas assets or investments.

(f)	Previous issues of Equity Securities under Listing Rule 7.1A

The Company previously obtained Shareholder approval under Listing Rule 7.1A at its 2017 Annual General Meeting held on 30 November 2017. The Company has not issued any Equity Securities in the 12 months preceding the date of the Annual General Meeting, including under Listing Rule 7.1A.

(g)	Voting exclusion statement

A voting exclusion statement for Resolution 3 is included in the Notice of Meeting preceding this Explanatory Memorandum.

At the date of the Notice of Meeting, the Company has not approached any particular existing security holder or an identifiable class of existing security holders to participate in the issue of the Equity Securities. No existing Shareholder's votes will therefore be excluded for this purpose.

In these circumstances (and in accordance with the note set out in ASX Listing Rule 14.11.1 relating to ASX Listing Rules 7.1 and 7.1A), for a person’s vote to be excluded, it must be known that that person will participate in the proposed issue. Where it is not known who will participate in the proposed issue (as is the case in respect of any Equity Securities issued under the Additional 10% Placement Facility), Shareholders must consider the proposal on the basis that they may or may not get a benefit and that it is possible that their holding will be diluted, and there is no reason to exclude their votes.

No existing Shareholder's votes will therefore be excluded under the voting exclusion in the Notice of Annual General Meeting.

6.3	Board Recommendation

The Board considers that the Additional 10% Placement Facility is beneficial for the Company as it will give the Company the flexibility to issue further securities representing up to 10% of the Company’s share capital during the next 12 months. Accordingly, the Board unanimously recommends that Shareholders approve Resolution 3.

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Notice of Annual General Meeting 2018

7.	Resolution 4 – Consolidation of Capital

7.1	Background

Resolution 4 seeks Shareholder approval to consolidate the number of Shares and Options on issue on a ten to one basis (the Consolidation).

Pursuant to section 254H(1) of the Corporations Act, the Company may convert all or any of its Shares into a smaller or larger number of Shares by ordinary resolution passed at a general meeting.

The result of the Consolidation is that each member’s security holding will be reduced to one tenth of its current level (ignoring the effect of any rounding of fractional entitlements).

In compliance with the information requirements of ASX Listing Rule 7.20, Shareholders are advised of the following information.

7.2	Purpose of the Proposed Consolidation

Resolution 4 seeks Shareholder approval to consolidate the Company’s issued capital by consolidating (i.e. converting) every 10 existing Shares or Options into one new Share or Option. The Company has a large number of Shares in issue due to historical equity-based capital raisings to fund its operations. In addition, the Company has received feedback that the large number of Shares in issue is a strong disincentive for institutional investors to invest in the Company as their mandates inhibit them from investing in stocks where unit prices are too low, irrespective or the company’s market capitalisation. The Consolidation should increase the Share price while reducing the number of Shares held by each investor on the basis of one Share for every 10 Shares currently held. The Directors consider that the Consolidation will result in a more appropriate and effective capital structure for the Company and a Share price more appealing to a wider range of investors.

The Company currently has 3,283,000,444 Shares on issue, which for a company of its size is a very large number and subjects Shareholders to several disadvantages, including:

a)	poor market perception;
b)	vulnerability to speculative day-trading and short selling, which generates Share price volatility; and
c)	discouraging quality, long term institutional investors, equity funds and lending institutions seeking stability and long term growth.

The Board believes these factors can be reduced by the Consolidation.

7.3	Effect of the Consolidation

The effect of the Consolidation on the capital structure of the Company, as illustrated in the table below, is that each holding of Shares will be reduced to one-tenth of its current level (subject to rounding).

As the Consolidation applies equally to all Shareholders, individual shareholdings will be reduced in the same ratio as the total number of Shares (subject to rounding). Accordingly, the Consolidation will of itself have no effect on the percentage interest in the Company of each Shareholder.

Capital structure	Shares	Unlisted Options*
Pre-Consolidation Securities	3,283,000,444	320,000,000
Post-Consolidation Securities	328,300,044	32,000,000

*The terms of these Options are set out in the tables below.

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Notice of Annual General Meeting 2018

The Consolidation will not result in any change to the substantive rights and obligations of existing Shareholders.

The effect the Consolidation will have on the number and exercise price of the Options is as set out in the tables below:

Options pre-consolidation
Terms	Number
Options exercisable at $0.007 expiring 15 November 2026	48,000,000
Options exercisable at $0.0055 expiring 15 November 2026	272,000,000

Options post-consolidation
Terms	Number
Options exercisable at $0.07 expiring 15 November 2026	4,800,000
Options exercisable at $0.055 expiring 15 November 2026	27,200,000

7.4	Fractional entitlements

Not all Shareholders and Optionholders will hold that number of Shares or Options which can be evenly divided by 10. Where a fractional entitlement occurs, the Directors will round the fraction up to the nearest whole Share or Option.

7.5	Holding statements

From the date of the Consolidation, all holding statements and certificates for Shares and Options will cease to have any effect, except as evidence of entitlement to a certain number of Shares and Options on a post-Consolidation basis. After the Consolidation becomes effective the Company will arrange for new holding statements to be issued to Shareholders and Optionholders.

7.6	Indicative timetable

Subject to Shareholder approval of the Consolidation, the proposed timetable for the Consolidation is set out below. The dates are indicative only and are subject to possible change.

Event	Anticipated Date
Notice of Annual General Meeting and announcement of Consolidation	31 October 2018
Annual General Meeting	30 November 2018
Notification to ASX that Consolidation is approved	30 November 2018
Last day for trading in pre-consolidated securities	3 December 2018
Trading in the consolidated securities on a deferred settlement basis	4 December 2018
Last day to register transfers on a pre-consolidation basis (Record Date)	5 December 2018
Registration of securities on a post-consolidation basis	6 December 2018
Despatch of new holding statements	12 December 2018
Normal trading starts on ASX	13 December 2018

7.7	Board recommendation

The Board unanimously recommends that Shareholders vote in favour of Resolution 4 for the reasons noted in Section 7.2 above.

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Notice of Annual General Meeting 2018

8.	Resolution 5 - Advisory Vote on “Named Executive Officer” Compensation

8.1	Background

The advisory vote being put to Shareholders is for US regulatory purposes only and is not a requirement of either the Corporations Act or the ASX Listing Rules. An explanation of the resolution is set out in Annexure "A".

8.2	Board Recommendation

The Board unanimously recommends that Shareholders vote in favour of Resolution 5.

9.	Action to be taken by Shareholders

Shareholders should read this Explanatory Memorandum carefully before deciding how to vote on the resolutions set out in the Notice of Meeting.

Attached to the Notice of Meeting is a proxy form for use by Shareholders. All Shareholders are invited and encouraged to attend the AGM or, if they are unable to attend in person, to complete, sign and return the proxy form to the Company in accordance with the instructions contained in the proxy form and the Notice of Meeting. Lodgment of a proxy form will not preclude a Shareholder from attending and voting at the AGM in person.

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PROXY FORM

The Company Secretary

Samson Oil & Gas Limited

Level 16, AMP Building

140 St Georges Terrace

PERTH WA 6000

I/We

(Full Name – Block Letters)

of

being a member of Samson Oil & Gas Limited hereby appoint

                                                                                                                               to exercise                                      % of my/our voting rights

(Name of 1st Proxy)

                                                                                                                 to exercise                                                % of my/our voting rights

(2nd Proxy – Optional)

or in his/her absence, or if no person is named, the Chairman of the meeting as my/our proxy/proxies to act generally and vote on my/our behalf at the AGM of the Company to be held at 11.00am on Friday, 30 November 2018 and at any adjournment thereof in accordance with this proxy form.

The Chairman of the meeting will act as your proxy if you do not appoint someone. It is the Chairman’s intention to exercise all undirected proxies in favour of all of the resolutions.

If the Chairman is appointed as your proxy (either expressly or by default) and you do not wish to direct your proxy how to vote, please place a mark in this box ☐

By marking the box above you acknowledge that if you have appointed the Chairman as your proxy (either expressly or by default):

(1)	he may exercise the undirected proxy even if he has an interest in the outcome of Resolution 2 and votes cast by him other than as proxy would be disregarded because of that interest; and
(2)	he is expressly authorized to exercise the undirected proxy in respect of Resolution 2 in the manner described above even though Resolution 2 is connected with the remuneration of a member of the Key Management Personnel.

If you do not mark the box above, and you have not directed your proxy how to vote, then in respect of Resolution 2 the Chairman will not cast your votes and your votes will not be counted in calculating the required majority if a poll is called on that resolution.

	RESOLUTIONS	FOR	AGAINST	ABSTAIN*
1.	To re-elect Denis Rakich as a director	☐	☐	☐
2.	Advisory vote to approve the adoption of remuneration report	☐	☐	☐
3.	Approval of Additional 10% Placement Facility	☐	☐	☐
4.	Approve consolidation of capital	☐	☐	☐
5.	Advisory vote to approve named executive officer compensation	☐	☐	☐

* If you mark the “Abstain” box with an “X” for a particular resolution, you are directing your proxy not to vote on your behalf on a show of hands or on a poll and your votes will not be counted in computing the required majority.

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Date: 2018.

Signature of Member	Signature of Joint Member

Or if a company:
THE COMMON SEAL OF	)
was affixed in the presence of, and the sealing is attested by:	)

Director/Secretary	Director

Or if a company with no common seal:
EXECUTED by authority of its directors

Director	Director / Company Secretary

INSTRUCTIONS FOR APPOINTMENT OF PROXY

(1)	A member entitled to attend and vote at the meeting is entitled to appoint not more than two proxies.

(2)	Where more than one proxy is appointed, each proxy must be appointed to represent a specified proportion of the member's voting rights. If that proportion is not specified, each proxy may exercise one-half of the member’s voting rights.

(3)	A proxy need not be a member of the Company.

Forms to appoint proxies and the Power of Attorney (if any) under which it is signed or an office copy or notarially certified copy thereof must be deposited with the Company at the registered office, Level 16, AMP Building, 140 St Georges Terrace, Perth WA 6000 or faxed to the Company (Fax No: (08) 9220 9820 and for overseas shareholders: (618) 9220 9820), not less than 48 hours before the time for holding the meeting. A proxy presented by a company should be under the common seal of that company.

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ANNEXURE “A”

SCHEDULE 14A PROXY STATEMENT

pursuant to the U.S. Securities Exchange Act of 1934

GENERAL INFORMATION

Proxy Solicitation

This proxy statement, in the form mandated by the U.S. Securities and Exchange Commission (the “SEC”) under United States securities laws (this “U.S. Proxy Statement”), is being furnished by the Board of Directors (the “Board”) of Samson Oil & Gas Limited, an Australian corporation (“we,” “us,” “Samson” or the “Company”), in connection with our solicitation of proxies for Samson’s annual general meeting of shareholders to be held at the Company’s headquarters Level 1, AMP Building, 140 St. Georges Terrace, Perth, Western Australia 6000 on November 30, 2018 at 11:00 a.m. Western Australian Standard Time, and at any adjournments or postponements thereof (the “Annual General Meeting”). The information contained in this U.S. Proxy Statement supplements the information provided to holders of ordinary shares in the Notice of Annual General Meeting and the accompanying Explanatory Memorandum to Shareholders (“Explanatory Memorandum”) and proxy form.

In addition to solicitation by mail, certain of our directors, officers and employees may, to the extent permitted by Australian law, solicit proxies by telephone, personal contact, or other means of communication. They will not receive any additional compensation for these activities. Also, brokers, banks and other persons holding ordinary shares or American Depositary Shares (“ADSs”) representing ownership of ordinary shares on behalf of beneficial owners will be requested to solicit proxies or authorizations from beneficial owners. To the extent permitted by Australian law, we will bear all costs incurred in connection with the preparation, assembly and mailing of the proxy materials and the solicitation of proxies and will reimburse brokers, banks and other nominees, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our ordinary shares or ADSs.

This U.S. Proxy Statement and accompanying proxy materials are expected to be first sent to our ordinary shareholders on or about October 29, 2018, and are also available at http://www.samsonoilandgas.com.

Business of the Annual General Meeting

At the Annual General Meeting, shareholders will:

•	Receive, consider and discuss the Company’s financial statements for the year ended June 30, 2018 and the reports of the directors and auditors on those statements.

•	Be asked to consider resolutions to:

o	Approve the re-election of Denis Rakich;

o	Approve the adoption of the Remuneration Report, which is attached as Exhibit A;

o	Approve the additional 10% placement facility;

o	Approve the consolidation of capital;

o	Approve, on an advisory basis, named executive officer compensation; and

The matters described in this U.S. Proxy Statement constitute the only business that the Board intends to present or is informed that others will present at the meeting. The proxy does, however, confer discretionary authority upon the Chairman of the Annual General Meeting to vote on any other business that may properly come before the meeting.

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Shareholders Entitled to Vote

November 28, 2018 has been fixed as the record date for the determination of holders of ordinary shares entitled to vote at the Annual General Meeting, however ordinary shareholders voting by proxy must return their proxy form to the Company at least 48 hours prior to the Annual General Meeting in order for their votes to be counted. Each ordinary share is entitled to one vote. Votes may not be cumulated.

3,283,000,444 ordinary shares, no par value, were issued and outstanding as of October 19, 2018, of which 2,300,658,200 were held in the form of 11,503,291 ADSs. Each ADS represents 200 ordinary shares.

Under our constitution, the quorum for a meeting of holders of ordinary shares is two (2) holders of ordinary shares.

For purposes of determining the number of shares that have been cast for a resolution, a vote of “Abstain” does not increase the number of shares needed to achieve a majority vote. Abstentions are treated as if the shares so voted are not present at the vote on such resolution.

ADS holders may vote the ordinary shares underlying their ADSs in accordance with the deposit agreement among us, the depositary and the ADS holders (the “Deposit Agreement”). ADS holders should read “Differences between ADS Holders and Ordinary Shareholders” directly below.

Differences between ADS Holders and Ordinary Shareholders

The Bank of New York Mellon, as depositary, executes and delivers ADSs on our behalf. We are requesting the depositary, which holds the ordinary shares underlying the ADSs, to seek ADS holders’ instructions as to voting for the Annual General Meeting. As a result, ADS holders may instruct the depositary to vote the ordinary shares underlying their ADSs. The depositary establishes the ADS record date. The depositary has set the ADS record date for the Annual General Meeting as October 23, 2018.

Because we have asked the depositary to seek the instructions of ADS holders, the depositary will notify ADS holders of the upcoming vote and arrange to deliver our voting materials and form of notice to them. The depositary then tries, as far as practicable, subject to Australian law and the terms of the Deposit Agreement, to vote the ordinary shares as our ADS holders instruct. The depositary does not vote or attempt to exercise the right to vote other than in accordance with the instructions of the ADS holders. We cannot guarantee that ADS holders will receive this U.S. Proxy Statement and the other proxy materials from the depositary in time to permit them to instruct the depositary to vote their shares. In addition, there may be other circumstances in which ADS holders may not be able to exercise voting rights. Furthermore, ADS holders can exercise their right to vote the ordinary shares underlying their ADSs by exchanging their ADSs for ordinary shares. However, even though we are subject to U.S. domestic issuer proxy rules and our shareholder meetings are announced via press release and filed with the SEC, ADS holders may not know about the meeting early enough to exchange their ADSs for ordinary shares.

 ADS holders are not required to be treated as holders of ordinary shares and do not have the rights of holders of ordinary shares. The Deposit Agreement sets out ADS holder rights as well as the rights and obligations of the depositary. New York State law governs the Deposit Agreement and the ADSs.

Differences between Holding Shares of Record and as a Beneficial Owner

If your ordinary shares are registered directly in your name with our transfer agent, Security Transfer Registrars Pty Ltd, you are considered, with respect to those shares, the shareholder of record, and we are sending this U.S. Proxy Statement and the other proxy materials directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the meeting. We have enclosed a proxy form for you to use.

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Most holders of ordinary shares hold their ordinary shares through a broker or other nominee rather than directly in their own name. If your ordinary shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of the ordinary shares even though they are held in “street name,” and these proxy materials should be forwarded to you by the broker, trustee or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and you are also invited to attend the Annual General Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

If you are an ADS holder and your ADSs are held in a brokerage account or by another nominee, this U.S. Proxy Statement and the other proxy materials are being forwarded to you together with a voting instruction card by your broker or nominee (who received the proxy materials from the depositary). As the beneficial owner of the ADSs, you have the right to direct your broker or nominee, and hence the depositary, how to vote the ordinary shares underlying your ADSs. You are also invited to attend the Annual General Meeting in person as provided below.

Attending the Annual General Meeting

All beneficial owners and all holders of record of ordinary shares or ADSs as of the record date (or the ADS record date, as applicable), or their duly appointed proxies, may attend the Annual General Meeting. If you are a beneficial owner of ordinary shares holding your shares through a broker or nominee (i.e., in street name) or you are an ADS holder or beneficial owner of ADSs, you may be asked to provide proof of your share ownership on the record date (or the ADS record date, as applicable), such as a current account statement, a copy of the voting instruction card provided by your broker, trustee or nominee or the depositary, or other similar evidence, in order to be admitted to the meeting.

Voting in Person at the Annual General Meeting

Ordinary shares held in your name as the shareholder of record may be voted in person at the Annual General Meeting. Ordinary shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual General Meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described below so that your vote will be counted if you later decide not to attend the meeting. ADS holders will not be able to vote in person at the Annual General Meeting unless they receive a proxy from the depositary (the sole record holder of ADSs). Instructions for obtaining a proxy from the depositary are included in the material that the depositary sends to ADS holders.

Voting Without Attending the Annual General Meeting

Whether you hold shares directly as an ordinary shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual General Meeting. Ordinary shareholders of record may complete and return the enclosed proxy form or may appoint another proxy to vote their shares, as described in the Notice of Annual General Meeting. Beneficial owners of ordinary shares and holders of ADSs may direct how your shares are voted without attending the Annual General Meeting by following the instructions in the voting instruction card provided by your broker, trustee, or depositary, as applicable. The Chairman has stated that he intends to vote all shares in respect of which he has been appointed proxy but without direction as to how to vote the shares in favor of all resolutions considered at the meeting. Accordingly, shareholders who do not wish their shares to be voted by the Chairman as proxy in favor of the resolutions expected to be considered should either direct the Chairman how they wish their shares to be voted, appoint another proxy to vote their shares in accordance with the directions on the proxy form, or attend the Annual General Meeting in person to vote their shares.

Revocation of Proxies

Holders of ordinary shares can revoke their proxy at any time before it is voted at the Annual General Meeting by either:

•	Submitting another timely, later dated proxy by mail;

•	Delivering timely written notice of revocation to our Secretary; or

•	Attending the Annual General Meeting and voting in person.

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If your ordinary shares are held beneficially in street name or you are an ADS holder, you may revoke your proxy by following the instructions provided by your broker, trustee, nominee or depositary, as applicable.

Absence of Appraisal Rights

We are incorporated under the laws of Australia and, accordingly, are subject to the Australian Corporations Act (the “Corporations Act”). Under the Corporations Act, our shareholders are not entitled to appraisal rights with respect to any of the proposals to be acted upon at the Annual General Meeting.

RESOLUTIONS TO BE VOTED ON

Note: The exact text of each resolution is set forth in the Notice of Annual General Meeting: Agenda.

Resolution 1—Re-election of Director.

The Board has nominated Mr. Denis Rakich to stand for re-election at the Annual General Meeting. Directors whose terms of office will not expire at the Annual General Meeting will continue in office for the remainder of their respective terms. Under our constitution, the number of directors on the Board is determined by a resolution of the Board, but will not be fewer than three directors.

In accordance with Rule 3.6(a) of our constitution, at each Annual General Meeting, one-third of the directors (excluding the managing director) must retire from office. Each director, assuming he or she is still eligible, is entitled to offer himself or herself for re-election as a director at the Annual General Meeting which coincides with his or her retirement. The Board currently consists of four directors: Mr. Greg Channon; Dr. Peter Hill, Mr. Denis Rakich, and managing director Mr. Terence Barr.

You may vote “For,” “Against” or “Abstain” on Resolution 1. Members of the Board are elected by a simple majority of votes cast on the ordinary resolution, either in person or by proxy. There is no minimum number of votes required to pass an ordinary resolution electing a director. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

The Board, excluding Mr. Rakich who declines to make a recommendation on Resolution 1, recommends Shareholders vote in favor of Resolution 1.

Board of Directors

The following table sets forth certain information regarding the composition of the Board:

Name	Age	Position	Director Since	Current Term to Expire (Year Eligible for Reelection)
Nominees
Denis Rakich	65	Director	2016	2018

Other Directors
Terence Barr	69	Director	2005	N/A
Peter Hill	71	Director	2016	2020
Greg Channon	55	Director	2016	2019

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Dr. Peter Hill, 71, has over 45 years of experience in the oil industry. He commenced his career in 1972 and spent 22 years in senior positions at British Petroleum including Chief Geologist, Chief of Staff for BP Exploration, President of BP Venezuela and Regional Director for Central and South America. Dr. Hill then worked as Vice President of Exploration at Ranger Oil Ltd. in England (1994-1995), Managing Director Exploration and Production at Deminex GmbH Oil in Germany (1995-1997), Technical Director/Chief Operating Officer at Hardy Oil & Gas plc (1998-2000), President and Chief Executive Officer at Harvest Natural Resources, Inc. (2000-2005), Director/Chairman at Austral Pacific Energy Ltd. (2006-2008), independent advisor to Palo Alto Investors (January 2008 to December 2009), Non-Executive Chairman at Toreador Resources Corporation (January 2009 to April 2011), Director of Midstates Petroleum Company, Inc. (April 2013 to March 2015), and interim President and Chief Executive Officer of Midstates Petroleum Company, Inc. (March 2014 to March 2015). Dr. Hill has served as a director of Triangle Petroleum Corporation since November 2009 and as Chairman of the Board since April 2012. From April 2012 to February 2013, Dr. Hill served as Triangle Petroleum Corporation’s Executive Chairman, having served previously as Chief Executive Officer of Triangle since November 2009 and President and Chief Executive Officer of Triangle from November 2009 until May 2011. Dr. Hill has a B.Sc. (Honors) in Geology and a Ph.D. Dr. Hill’s qualifications to sit on the Board of Directors include significant public company governance experience, significant experience as an exploration geologist and over 20 years of general management experience. Dr. Hill was Non-executive Director of Triangle from 2012 to 2016. Dr. Hill was the interim CEO of Pardus Oil and Gas through 2016 and 2017.

 Key Attributes, Experience and Skills: Dr. Hill has provided advisory and consultancy roles to hedge funds, banks, and companies involved in the upstream oil and gas sector. He has also held non-executive board positions and been involved in international negotiations at government level. His extensive experience in management, corporate leadership, non-executive directorship and consulting, combined with technical expertise, has provided the skills necessary to lead, build teams and deliver business success. His career path to date is a proven track record of significant value creation for all stakeholders served. The Board has determined that Dr. Hill is currently an independent director under NYSE American rules.

Other Public Company Board Service: Benton Oil and Gas / Harvest Natural Resources from 2000 to 2006; Austral Pacific from 2006 to 2008.

Recent Past Public Company Board Service: Torreador Resources from January 2009 to April 2011; Midstates Petroleum from April 2013 to March 2015; Triangle Petroleum Corporation from November, 2009 to 2017.

In light of the foregoing, our Board has concluded that Dr. Hill is well–qualified to serve as a director of the Company.

Terence Barr, 69, was appointed Managing Director, Chief Executive Officer and President of the Company in January 2005. Mr. Barr is a petroleum geologist with over 40 years of experience, including 11 years with Santos. In recent years, he has specialized in tight gas exploration, drilling, and completion, and is considered an expert in this field. Prior to joining the Company, Mr. Barr was employed as Managing Director by Ausam Resources from 1999 to 2003 and was the owner of Barco Exploration from 2003 to 2005. The Board has determined that Mr. Barr does not qualify as an independent director under NYSE American rules due to Mr. Barr’s role as the Company’s Chief Executive Officer.

Key Attributes, Experience and Skills: Mr. Barr brings to the Board, among his other skills and qualifications, significant experience in the oil and natural gas industry that he gained while serving as an executive for the Company, Ausam Resources, and Barco Exploration. With over 40 years of experience, he is considered an expert in the oil and natural gas field.

Other Public Company Board Service: None.

Recent Past Public Company Board Service: None.

In light of the foregoing, our Board has concluded that Mr. Barr is well qualified to serve as a director of the Company and as its Managing Director.

Denis Rakich, 65, was appointed Company Secretary of Samson Oil & Gas Limited on June 18, 1998. In this role, Mr. Rakich is responsible for the legal, financial and corporate management of the Company.

Key Attributes, Experience and Skills: Mr. Rakich is an accountant with extensive corporate experience within the petroleum services, petroleum and mineral production, and exploration industries. Mr. Rakich has had over 30 years’ experience in the management of public companies listed on the ASX and has extensive knowledge of the ASX Listing Rules and Corporations Act within Australia. He is a member of the Australian Society of Accountants. The Board has determined that Mr. Rakich does not qualify as an independent director under NYSE American rules due to Mr. Rakich’s role as the Company’s Secretary.

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 Other Public Company Board Service: Mr. Rakich is a Director and Company Secretary for Ausgold Ltd. (ASX: AUC), an Australian public company in the resources sector. He is also Director and Company Secretary of Fortune Minerals Limited, a private Australian company.

Recent Past Public Company Board Service: Mr. Rakich has served as an officer or director of the following ASX listed public companies:

•	Marymia Exploration N.L. – Director / Company Secretary (1988 – November 2001)

•	Reliance Mining Limited – Director / Company Secretary (February 2003 – August 2004)

•	Senex Energy Ltd (formerly Victoria Petroleum N.L.) – Company Secretary (June 1988 – June 2010)

•	A-Cap Resources Limited – Company Secretary (2010 – July 2015)

In light of the foregoing, our Board has concluded that Mr. Rakich is well–qualified to serve as a director of the Company.

Greg Channon, 55, is a geologist with 33 years of global oil and gas experience in a variety of technical and leadership roles. During his career, Mr. Channon has worked with a range of exploration and production companies, including Santos, Fletcher Challenge Energy, Shell, Swift Energy and Brightoil. Mr. Channon has lived and worked in Australia, New Zealand, USA, Hong Kong, China, and Africa. In the United States, he has worked in Appalachia, Colorado, California, and Texas. He has sat on the Board of Directors of companies listed on the ASX, TSX and HKSE. In February 2009, Mr. Channon joined Brightoil Petroleum Holdings Limited in Hong Kong, as the Upstream CEO. Upon returning to Australia in December 2011, Mr. Channon consulted with a number of small start-ups, both in Australia and Canada. From July 2014 to December 2016 he was Chief Executive Officer of Pathfinder Energy Pty Ltd. He is currently the Executive Chairman of RL Energy Pty Ltd. He is also a non-executive Director of Ruby Lloyd Pty Ltd (a privately held company).

Key Attributes, Experience and Skills: During his career, Mr. Channon has gained a vast range of diverse oil and gas expertise, including exploration, operations, development, production, economics and commercial negotiations, and IPO start-ups. The Board has determined that Mr. Channon is an independent director under NYSE American rules.

Other Public Company Board Service: Statesman Resources Limited (January 2007 – present)

Recent Past Public Company Board Service: New Standard Energy (June 2014 – April 2015), Sirocco Energy Limited (December 2011 – May 2015), Brightoil Petroleum (Holdings) Limited (February 2009 – December 2011)

In light of the foregoing, our Board has concluded that Mr. Channon is well-qualified to serve as a director of the Company.

Resolution 2—Adoption of Remuneration Report.

We are asking our shareholders to approve, on an advisory basis under Australian rules, our Remuneration Report as set forth in our 2018 ASX Annual Report. The Remuneration Report is expected to be filed with the Australian Stock Exchange on October 29, 2018 and is attached to this U.S. Proxy Statement as Exhibit A. The Remuneration Report:

•	explains the Company’s remuneration policy and the process for determining the remuneration of its Directors and executive officers;

•	Address the relationship between the Company’s remuneration policy and the Company’s performance; and

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•	sets out the remuneration details for each Director and executive officer named in the Remuneration Report for the financial year ended June 30, 2018.

Shareholders will be asked to vote on the following ordinary resolution:

“That, for the purposes of section 250R(2) of the Corporations Act 2001 and for all other purposes, the Remuneration Report contained in the 2018 Annual Report which accompanied the notice convening this meeting be adopted by shareholders.”

The vote on the resolution is advisory under Australian rules and does not bind the directors or the Company, nor does it affect the remuneration already paid or payable to the directors or the senior executives. However, the Corporations Act provides that if the resolution to approve the Remuneration Report receives a “no” vote of 25% or more of votes cast at the Annual General Meeting, the Company’s subsequent Remuneration Report must explain the Board’s proposed action in response or, if the Board does not propose any action, the Board’s reasons for not making any changes. The Board will take into account the outcome of the vote when considering the remuneration policy, even if it receives less than a 25% “no” vote.

In addition, sections 250U and 250V of the Corporations Act sets out a “two strikes” re-election process. Under the “two strikes” re-election process, if the Company’s Remuneration Report receives a “No” vote of 25% or more of all votes cast at two consecutive annual general meetings, a resolution (“Spill Resolution”) must be put to the second annual general meeting, requiring shareholders to vote on whether the Company must hold another general meeting (known as the “Spill Meeting”) to consider the appointment of all of the Directors at the time the Directors’ Report was approved by the Board who must stand for re-appointment (other than the Managing Director).

If the Spill Resolution is approved at the annual general meeting by a simple majority of 50% or more of the eligible votes cast, the spill meeting must be held within 90 days of the Spill Resolution being passed (unless none of the Directors, other than the Managing Director, stand for reappointment).

At the Company’s 2017 annual general meeting, less than 25% of the eligible votes cast in respect of the 2017 Remuneration Report were cast against the adoption of the 2017 Remuneration Report. Accordingly, a Spill Resolution will not be put to the annual general meeting even if 25% or more of the votes are cast against Resolution 2.

Section 250R(4) of the Corporations Act prohibits any votes on this Resolution being cast by any member of the Key Management Personnel, where “Key Management Personnel” broadly means those persons who have authority and responsibility for planning, directing, and controlling the activities of the Company, directly or indirectly, including any director of the Company, whose remuneration details are disclosed in the Remuneration Report or any closely related party’s (for example, a spouse or child of the Key Management Personnel, a child of the Key Management Personnel’s spouse, a dependent of the Key Management Personnel or the Key Management Personnel’s spouse) details are disclosed in the Remuneration Rport. However, an exception to this prohibition exists to enable the Chairman to vote shareholders’ undirected proxy votes. In this regard, you should note that if you appoint the Chairman as your proxy and you indicate on the proxy form that you do not wish to specify how the Chairman should vote on resolution 2, the Chairman will cast your votes in favor of Resolution 2.

 If you wish to appoint the Chairman as your proxy but do NOT want your votes cast in favour of Resolution 2, you must indicate your voting intention by ticking the box marked either ‘against’ or ‘abstain’ opposite Resolution 2 on the Proxy Form.

Section 250R(4) of the Corporations Act prohibits any votes on this Resolution being cast by senior executives (or their associates) whose remuneration details are disclosed in the Remuneration Report. However, the Company will not disregard any votes cast on Resolution 2 if the person casting the vote is acting as proxy, the proxy form specifies how the proxy is to vote on the resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this resolution as described above. Additionally, an exception to the prohibition exists to enable the Chairman to vote shareholders’ undirected proxy votes. In this regard, you should note that if you appoint the Chairman as your proxy and you indicate on the proxy form that you do not wish to specify how the Chairman should vote on Resolution 2, the Chairman will cast your votes in favor of Resolution 2. If you wish to appoint the Chairman as your proxy but do NOT want your votes cast in favor of Resolution 2, you must indicate your voting intention by checking the box marked either ‘against’ or ‘abstain’ opposite Resolution 2 on the proxy form.

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The Chairman of the annual general meeting will allow reasonable opportunity for shareholders to ask questions about, or comment on the Remuneration Report at the meeting. Shareholders should note that prices specified in the Remuneration Report are in Australian Dollars unless otherwise indicated.

You may vote “For,” “Against” or “Abstain” on Resolution 2. Resolution 2 is passed by a simple majority of votes cast on the resolution, either in person or by proxy. There is no minimum number of votes required to pass the resolution.  The vote on Resolution 2 is non–binding, as provided by Australian law. The Board does not make a recommendation on this vote but will review the results of the votes and will take them into account in making a determination concerning the Remuneration Report.

Resolution 3—Approval of Additional 10% Placement Facility.

Shareholders will be asked to vote on the following resolution:

“That for the purposes of ASX Listing Rule 7.1A and for all other purposes, Shareholders approve the issue of Equity Securities up to 10% of the issued capital of the Company (at the time of the issue), calculated in accordance with the formula prescribed in Listing Rule 7.1A.2 for the purpose and on the terms and conditions set out in the Explanatory Memorandum accompanying the notice convening this meeting.”

The Company is seeking shareholder approval to issue ordinary shares in an amount up to ten percent (10%) of the Company’s issued share capital through placements over a 12-month period following the Annual General Meeting. The Company is already authorized, under Listing Rule 7.1 of the Australian Stock Exchange (“ASX”), to issue up to fifteen percent (15%) of its then issued and outstanding shares under its existing “placement capacity.” If shareholders approve Resolution 3, it will authorize the Company to issue the ordinary shares described in this resolution in addition to the Company’s existing fifteen percent (15%) placement capacity. For both the existing placement capacity and the additional ten percent (10%) authorized by this resolution, the number of shares allowable will be determined by applying the percentage against the number of issued and outstanding shares on the date of each issuance.

Securities issued under the authorization proposed by this Resolution 3 must be in the same class as an existing class of equity securities of the Company quoted on the ASX. Currently, the Company lists only its ordinary shares on the ASX.

The number of ordinary shares to be issued will be determined in accordance with a formula prescribed under the rules of the ASX. As of October 19, 2018, the Company had 3,283,000,444 ordinary shares issued and outstanding. Accordingly, if shareholders approve Resolution 3, the Company will have the capacity to issue approximately 328,300,044 ordinary shares under the Additional 10% Placement Facility in accordance with ASX Listing Rule 7.1A. The precise number of ordinary shares that the Company will have the capacity to issue under Resolution 3 will be determined as of the date of issuance in accordance with a formula outlined in the Explanatory Memorandum to Shareholders.

If Resolution 3 is approved by shareholders and the Company issues ordinary shares under it, existing shareholders’ voting power in the Company will be diluted. There is a risk that (a) the market price for the Company's equity securities may be significantly lower on the date of the issuance than on the date of the Annual General Meeting; and (b) that the ordinary shares may be issued at a price that is at a discount to the market price for the Company's equity securities on the issue date or the ordinary shares are issued as part of consideration for the acquisition of a new asset, which may have an effect on the amount of funds raised by the issuance of the ordinary shares.

Resolution 3 is a special resolution under Australian law. Accordingly, at least 75% of votes cast by shareholders eligible to vote at the Annual General Meeting must be in favor of Resolution 3 in order for it to be passed.

Please see the Explanatory Memorandum for additional information regarding this resolution.

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The Company will disregard any votes cast on Resolution 3 by any person (and any associates of such person) who may participate in the Additional 10% Placement Facility and a person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the resolution is passed, and any associates of those persons. However, the Company need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the directions on the proxy form, or, it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

You may vote “For,” “Against” or “Abstain” on Resolution 3. Resolution 3 is passed by the affirmative vote of seventy-five percent (75%) of votes cast on the resolution, either in person or by proxy. There is no minimum number of votes required to pass the resolution. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

The Board unanimously recommends that you vote to approve Resolution 3.

Resolution 4 – Consolidation of Capital

Shareholders will be asked to vote on the following resolution:

“That pursuant to section 254H(1) of the Corporations Act and for all other purposes, the issued capital of the Company be consolidated on the basis that:

(a)       every ten Shares be consolidated into one Share; and

(b)       every ten Options be consolidated into one Option with the exercise price amended in inverse proportion to that ratio,

And where this Consolidation results in a fraction of a Share or an Option being held, the Directors be authorized to round that fraction up to the nearest whole Share or Option (as the case may be).”

Under the Corporations Act, a company may convert all or any of its securities into a smaller amount by resolution passed at a general meeting. The Company currently has approximately 3.28 billion ordinary shares on issue, which is relatively large for a company of its size. The proposed Consolidation will reduce the number of shares on issue to approximately 328 million, which for a company of its size is a very large number and subjects Shareholders to several disadvantages, including: (a) poor market perception; (b) vulnerability to speculative day-trading and short selling, which generates Share price volatility; and (c) discouraging quality, long term institutional investors, equity funds and lending institutions seeking stability and long term growth.

This Resolution 4 seeks shareholder approval to consolidate the number of ordinary shares and options on issue on a ten to one basis, which is more commonly known in the United States as a “reverse split.” In the Consolidation, or reverse split, 1/10th of a post-split ordinary share of the Company will be issued for every one (1) outstanding ordinary share of the Company.

The proposed Consolidation should increase the Share price while reducing the number of Shares held by each investor on the basis of one Share for every ten Shares currently held. The Directors consider that the proposed Consolidation will result in a more appropriate and effective capital structure for the Company and a Share price more appealing to a wider range of investors.

Effect of the Consolidation

The effect of the Consolidation on the capital structure of the Company, as illustrated in the table below, is that each holding of Shares will be reduced to one-tenth of its current level (subject to rounding).

As the Consolidation applies equally to all Shareholders, individual shareholdings will be reduced in the same ratio as the total number of Shares (subject to rounding). Accordingly, the Consolidation will, of itself, have no effect on the percentage interest in the Company of each Shareholder.

Capital structure	Shares	Unlisted Options*
Pre-Consolidation Securities	3,283,000,444	320,000,000
Post-Consolidation Securities	328,300,044	32,000,000

*The terms of these Options are set out in the tables below.

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The Consolidation will not result in any change to the substantive rights and obligations of existing Shareholders.

The effect the Consolidation will have on the number and exercise price of the Options is as set out in the tables below:

Options pre-consolidation
Terms	Number
Options exercisable at $0.007 expiring 15 November 2026	48,000,000
Options exercisable at $0.0055 expiring 15 November 2026	272,000,000

Options post-consolidation
Terms	Number
Options exercisable at $0.07 expiring 15 November 2026	4,800,000
Options exercisable at $0.055 expiring 15 November 2026	27,200,000

The effect the Consolidation will have on the terms of the Options is as set forth in the Explanatory Memorandum. Please see the Explanatory Memorandum for additional information regarding this resolution.

Legal requirements

Section 254H of the Corporations Act provided that a Company may, by resolution passed in a general meeting, convert all or any of its shares into a larger or smaller number.

Fractional entitlements and taxation

Not all Shareholders and Optionholders will hold that number of ordinary shares or options which can be evenly divided by 10. Where a fractional entitlement occurs, the Directors will round that fraction up to the nearest whole share or option.

Holding statements

From the date of the consolidation, all holding statements and certificates for Shares and Options will cease to have any effect, except as evidence of entitlement to a certain number of ordinary shares and options on a post-consolidation basis. After the consolidation becomes effective the Company will arrange for new holding statements to be issued to ordinary shareholders and option holders.

You may vote “For,” “Against” or “Abstain” on Resolution 4. Resolution 4 is passed by a simple majority of votes cast on the resolution, either in person or by proxy. There is no minimum number of votes required to pass the resolution.  Neither broker non–votes nor abstentions will affect the outcome of the resolution.

The Board unanimously recommends that you vote to approve Resolution 4.

Resolution 5 —Advisory vote on “named executive officer” compensation.

In accordance with the requirements of the U.S. Securities Exchange Act of 1934, the compensation paid to the Company’s “named executive officers,” as disclosed in this Annexure “A” U.S. Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the “Executive Compensation” section of this U.S. Proxy Statement, is hereby submitted to an advisory vote of shareholders, as follows:

“That the Shareholders approve, on an advisory basis, the compensation of the Company’s “named executive officers,” as disclosed in Annexure “A” to the Explanatory Memorandum accompanying the notice convening this meeting, including the “Compensation Discussion and Analysis,” compensation tables and narrative disclosed.”

Our “named executive officers” are:

1. Terence M. Barr, Managing Director, Chief Executive Officer and President

2. Robyn Lamont, Chief Financial Officer

3. David Ninke, Vice President–Exploration

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4. Mark Ulmer, Vice President–Engineering and Operations

In accordance with Section 14A of the U.S. Securities Exchange Act of 1934, this resolution is advisory only and does not bind the Board. The Board will review the results of the votes and will take them into account in making a determination concerning named executive officer compensation. Currently, the Company holds an advisory vote on executive compensation on an annual basis.

You may vote “For,” “Against” or “Abstain” on the advisory vote. The advisory vote is passed by a simple majority of votes cast on the resolution, either in person or by proxy. There is no minimum number of votes required to pass the resolution. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

The Board unanimously recommends that you vote to approve Resolution 5.

AUDIT COMMITTEE MATTERS

Audit Committee Pre–Approval Policy

The charter of the Audit Committee includes certain procedures regarding the pre-approval of all engagement letters and fees for all auditing services and permitted non-audit services performed by the independent auditors, subject to any exception under Section 10A of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the “Exchange Act”). Pre-approval authority may be delegated to an Audit Committee member or a subcommittee comprised of members of the Audit Committee, and any such member or subcommittee shall report any decisions to the full Audit Committee at its next scheduled meeting. All services were approved by the Audit Committee pursuant to its pre–approval policies as in effect as of the relevant times.

Representatives of the Company’s Australian auditor, RSM Australian Partners (“RSM”), will be present at the Annual General Meeting and will be available to respond to appropriate questions. Representatives of the Company’s U.S. auditor, Moss Adams LLP, are not expected to be present at the Annual General Meeting.

Fees Paid to Principal Accountants

	Fiscal Year Ended June 30,
	2018	2017
Audit fees	$232,500		$275,050
Audit–related fees	$0	$
Tax fees	$0	$
All other fees(1)	$0	$
Total	$232,500		$275,050

(1) All other fees in fiscal year 2018 includes services in connection with our internal controls. All services were approved by the Audit Committee.

Our auditor for the years ended June 30, 2017 was Hein & Associates, LLP and June 30, 2018 was Moss Adams LLP following a merger in November 2017 with Hein & Associates, LLP.

Audit Committee Report

Our management is responsible for the preparation of our financial statements and our independent auditor, Moss Adams LLP (“Moss Adams”), is responsible for auditing our annual financial statements and expressing an opinion as to whether they are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States (“US GAAP”). The Audit Committee is responsible for, among other things, reviewing and selecting our independent auditor, reviewing our annual and interim financial statements and pre–approving all engagement letters and fees for auditing services.

In the performance of its oversight function in connection with our financial statements as of and for the fiscal year ended June 30, 2018, the Audit Committee has:

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•	Reviewed and discussed the audited financial statements with management and Moss Adams. The Audit Committee’s review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	Discussed with Moss Adams the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•	Received the written disclosures and the letter from Moss Adams regarding its communications with the Audit Committee concerning independence as required by the Public Company Accounting Oversight Board and discussed Moss Adams’s independence with Moss Adams; and

•	Reviewed and approved the services provided by Moss Adams.

Based upon the reports and discussions described above, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to in its charter, the Audit Committee recommended to the Board, and the Board approved, that the Company’s audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2018, as filed with the Securities and Exchange Commission on October 15, 2018.

AUDIT COMMITTEE:

Greg Channon

Peter Hill

ORDINARY SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

This section sets forth information regarding the beneficial ownership of our ordinary shares, including ordinary shares held by means of American Depositary Shares (“ADSs”), by certain holders of our ordinary shares and by our executive officers and directors. Beneficial ownership has been determined in accordance with applicable SEC rules.

As of October 16, 2018, the Company was aware of one beneficial owner of more than 5% of the Company’s ordinary shares, as set forth in the table below. All information concerning security ownership of certain beneficial owners is based upon filings made by such persons with the SEC or upon information provided by such persons to us.

	Ordinary Shares Beneficially Owned
Name	Amount of Ordinary Shares	Percent of Total Ordinary Shares
Robert E. Mead(1)	219,773,000	6.69%

(1)       Based on a Form 13G/A filing made by the shareholder on April 19, 2017, which listed the shareholder as owning 1,098,865 ADSs, with each ADS representing 200 ordinary shares. The shareholder’s address is 3653 Maplewood Ave., Dallas, TX 75205.

The following table sets forth information regarding beneficial ownership of our ordinary shares by our executive officers and directors as of October 16, 2018. Except as otherwise indicated, (i) the address of the persons listed below is c/o Samson Oil & Gas Limited, 1331 17th Street, Suite 710, Denver, CO 80202 and (ii) the persons listed below, to our knowledge, have sole voting and investment power with respect to all shares of ordinary shares shown as beneficially owned by them, subject to the application of community property laws where applicable. To the Company’s knowledge, none of the ordinary shares held by our executive officers and directors have been pledged as security as of that date. Beneficial ownership representing less than 1% is denoted with an asterisk.

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 As of October 16, 2018, there were 3,283,000,444 ordinary shares outstanding.

	Ordinary Shares Beneficially Owned
Name	Amount of Ordinary Shares	Percent of Total Ordinary Shares
Directors and officers
Terence Barr(1)	84,840,966	2.6%
Greg Channon(2)	29,105,000	*
Peter Hill(3)	35,291,200	1.1%
Denis Rakich(4)	25,717,400	*
Robyn Lamont(5)	45,261,178	1.4%
David Ninke(6)*	43,814,400	1.3%
Mark Ulmer(7)	90,264,200	2.7%

Current Directors and Current Executive Officers** as a group (six persons)	310,479,944	9.4%

*Mr. Ninke resigned on April 30, 2018 and is no longer an executive officer, however, he remains a “named executive officer” pursuant to Item 402(m) of Regulation S-K.

(1) Consists of (a) 60,000,000 options to purchase ordinary shares which vested Nov. 17, 2017 and are deemed beneficially owned; (b) 24,358,966 ordinary shares; and (c) 2,410 ADSs (482,000 ordinary shares). Mr. Barr exercises sole voting and sole investment control over (a) 16,511,385 ordinary shares held by the Terence M. Barr Superannuation Fund (the “Fund”); and (b) 7,834,621 ordinary shares held by Barr Super Pty, Ltd. William G. Dartnell is trustee of the Fund. Mr. Barr is a beneficiary of the Fund and the sole owner of Barr Super Pty Ltd. Mr. Barr exercises shared voting power and shared investment power over (a) 12,960 ordinary shares and (b) 2,410 ADS (482,000 ordinary shares), each of which are held jointly with his spouse, Mrs. Laurel Barr.

(2) Consists of (a) 24,000,000 options to purchase ordinary shares which vested Nov. 17, 2017 and are deemed beneficially owned; and (b) 5,105,000 ordinary shares. 1125474 Channon Superannuation Fund (the "Fund") is the record owner of the securities set forth herein. Asgard Capital Management Limited is trustee of the Fund. Mr. Channon is a beneficiary of the Fund and exercises sole voting and sole investment control over the securities.

(3) Consists of (a) 30,000,000 options to purchase ordinary shares which vested Nov. 17, 2017 and are deemed beneficially owned; and (b) 5,291,200 ordinary shares.

(4) Consists of (a) 24,000,000 options to purchase ordinary shares which vested Nov. 17, 2017 and are deemed beneficially owned; and (b) 1,717,400 ordinary shares.

(5) Consists of (a) 37,000,000 options to purchase ordinary shares which vested Nov. 16, 2017 and are deemed beneficially owned; (b) 7,750,378 ordinary shares; and (c) 2,554 ADSs (510,800 ordinary shares).

(6) Consists of (a) 35,000,000 options to purchase ordinary shares which vest Nov. 16, 2017 and are deemed beneficially owned; and (b) 44,072 ADSs (8,814,400 ordinary shares). Mr. Ninke exercises shared voting power and shared investment power over 2,604 American Depositary Shares are held by Mr. Ninke’s spouse, Mrs. Suzanne Ninke. Mr. Ninke has a power of attorney over Mrs. Ninke's shares.

(7) Consists of (a) 48,000,000 options to purchase ordinary shares which vested Nov. 16, 2017 and are deemed beneficially owned; and (b) 211,321 ADSs (42,246,200 ordinary shares).

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EXECUTIVE COMPENSATION

Executive Officers of the Company

The following table sets forth certain information with respect to our executive officers as of October 16, 2018.

Name	Age	Position
Terence Barr	69	Chief Executive Officer
Robyn Lamont	40	Chief Financial Officer
Denis Rakich	65	Secretary
Mark Ulmer	47	Vice President – Engineering and Operations

Terence Barr. Mr. Barr was appointed President, Chief Executive Officer, and Managing Director of Samson on January 25, 2005. Mr. Barr is a petroleum geologist with over 40 years of experience, including 11 years with Santos. In recent years, Mr. Barr has specialized in tight gas exploration, drilling and completion. Prior to joining Samson, Mr. Barr was employed as Managing Director by Ausam Resources from 1999 to 2003 and was the owner of Barco Exploration from 2003 to 2005.

 Robyn Lamont. Ms. Lamont has served as Samson’s Chief Financial Officer since May 1, 2006, prior to which she served as its Financial Controller since 2002. Ms. Lamont graduated from the University of Western Australia in 1999 with a Bachelor of Commerce, majoring in Accounting and Finance. She worked for Arthur Andersen in Perth, Western Australia, for three years and qualified as a Chartered Accountant through the Institute of Chartered Accountants in Australia in 2001.

 Denis Rakich, F.C.P.A. Mr. Rakich is an Australian certified public accountant and has been employed as Samson’s Secretary since June 18, 1998. He has served as a corporate secretary for more than 20 years within the petroleum services, petroleum and mineral production and exploration industries, and currently serves as a Director and Company Secretary for Ausgold Ltd. (ASX: AUC), an Australian public company in the resources sector, and Fortune Minerals Limited, a public unlisted company. Mr. Rakich also served as the company secretary of Acap Resources (ASX: ACB) until his resignation on July 3, 2015. He is a member of the Australian Society of Accountants.

Mark Ulmer. Mr. Ulmer was appointed Samson’s Vice President of Engineering and Operations on April 1, 2016. He is a petroleum engineer with more than twenty-two years of experience in the oil and gas industry. Mr. Ulmer founded Ulmer Energy, LLC, in 2007, and Ulmer Consulting, LLC, in 2010, and he has founded a variety of other oil-and-gas related companies since that time including an operating entity, a midstream company, two oilfield services companies, and an investment vehicle. Mr. Ulmer earned his Bachelor of Science in Petroleum Engineering in 1994 and a Bachelor of Science in Mechanical Engineering in 1997, both from the Colorado School of Mines. His various graduate degrees, which include an MBA, an MS in Finance, and a Certificate in Entrepreneurial Studies, are from the University of Colorado. He is also a Professional Engineer in Petroleum licensed in Colorado. Mr. Ulmer was Chief Operating Officer for Versa Energy, LLC, in 2013-2014, and he is currently on the Advisory Board for McElvain Energy Fund 2011, LLC.

Executive Officer Compensation in Fiscal Year Ended June 30, 2018

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by our principal executive officer, and our two other highest paid executive officers, other than the principal executive officer, who were serving as executive officers as of June 30, 2018 (the “named executive officers”). Mr. Ninke is included pursuant to Rule 402(m)(2)(iii) of Regulation S-K.

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Name and Principal Position	Fiscal Year Ended June 30	Salary ($)	Accrued Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compen- sation ($)(1)(2)	Total ($)(1)
Terence M. Barr	2017	390,000	–	56,903	103,640	–	23,982	574,525
Managing Director, Chief Executive Officer and President	2018	325,000	–	–	65,995	–	20,231	411,226

Robyn Lamont	2017	275,945	–	27,463	63,911	–	33,088	400,407
Chief Financial Officer	2018	234,999	–	–	40,697	–	22,727	298,423

David Ninke	2017	269,798	–	31,402	60,456	–	33,237	394,893
Vice President– Exploration*	2018	247,331	–	–	38,497	–	32,566	318,394

Mark Ulmer	2017	370,500	–	17,968	82,912	–	36,519	525,899
Vice President–Engineering and Operations	2018	308,749	–	–	52,796	–	36,542	398,087

(1) Any amounts paid in Australian dollars have been converted to U.S. dollars based on the average conversion rate for the year ended June 30, 2018 and 2017 as appropriate.

(2) Amounts disclosed as All Other Compensation include health insurance benefit payments and 401K contributions.

*Mr. Ninke resigned effective April 30, 2018.

Outstanding Equity Awards

The following table provides information on the holdings of equity awards of our named executive officers at June 30, 2018. This table includes unexercised and unvested options and equity awards. Vesting schedules are subject to acceleration or forfeiture in certain circumstances, including a change of control.

	Option awards						Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	*	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)**	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Terence M. Barr	60,000,000	(1)	—	—	$0.0039	Nov. 15, 2026	—	—	—	—
Robyn Lamont	37,000,000	(2)	—	—	$0.0039	Nov. 16, 2026	—	—	—	—
David Ninke	35,000,000	(3)	—	—	$0.0039	Nov. 16, 2026	—	—	—	—
Mark Ulmer	48,000,000	(4)	—	—	$0.0039	Nov. 16, 2026	—	—	—	—

*	Options are exercisable for ordinary shares at an exercise price of $0.0055 AUD.
**	Exercise price is disclosed in U.S. dollars based on an exchange rate of $1.00 AUD for $0.7108 USD as of October 15, 2018.

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(1)	Mr. Barr’s 60,000,000 options vested on Nov. 17, 2017.

(2)	Ms. Lamont’s 37,000,000 options vested on Nov. 16, 2017.

(3)	Mr. Ninke’s 35,000,000 options vested on Nov. 16, 2017.

(4)	Mr. Ulmer’s 48,000,000 options vested on Nov. 16, 2017.

Pension Benefits

We do not have any tax-qualified defined benefit plans or supplemental executive retirement plans that provide for payments or other benefits to our executive officers in connection with their retirement.

Potential Payments upon Termination or Change in Control

The table below reflects estimated amounts of compensation payable by us to each of our executive officers (except for Mr. Rakich, who does not have an employment agreement with the Company) upon their termination of employment with us. The actual amounts to be paid out can only be determined at the time of such executive officer’s termination. Regardless of the manner in which an executive officer terminates, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts include:

•	accrued salary;

•	ordinary share options awarded, to the extent vested;

•	any amounts payable pursuant to the terms of company plans and policies (e.g. incentive compensation plan, unused vacation pay, any distributions due under health or disability insurance plans);

•	reimbursement of expenses incurred prior to the date of termination; and

•	amounts contributed and vested under our 401(k) plan.

If an executive officer’s employment is terminated without cause, or for death or disability, then we will also pay the executive officer an amount equal to his or her total salary for the difference between the 90 days’ notice of termination (12 months for Mr. Barr) that is required by each employment agreement, and the actual notice given by the Company, subject to all appropriate withholdings and deductions. A “resignation with good reason” of an executive officer is treated the same as a termination without cause by the Company. A change in compensation or benefits not permitted under the employment agreement, including a failure to have a cash bonus plan in place, can be the basis for a resignation with good reason under the employment agreements.

For executive officers whose employment agreement contains a change in control provision, if there is a change in control of the Company at any time during the term of the employment agreement, whether before or after any notice of termination without cause, then the executive officer shall be entitled to receive notice of the effective date of termination 12 months prior to such date. If there is a change in control during the term of the employment agreement and the Company provides executive officer with a notice of termination that is less than the change in control notice period, then the severance payments shall be based on the difference between the change in control notice period and the actual notice given by the Company. Such payments will be lump sum payments payable upon the employee entering into a release agreement satisfactory to the Company. In accordance with Australian legal requirements, Mr. Barr’s employment agreement does not provide for any severance payments upon a change in control.

A “change in control” is generally deemed to occur under the employment agreements if (i) any person, entity or group becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting securities of the Company; or (ii) as a result of, or in connection with, any tender offer, exchange offer, merger, business combination, sale of assets or contested election of directors, the persons who were directors of the Company immediately before such a transaction no longer constitute a majority of the directors of the Company; or (iii) the Company is merged or consolidated with another corporation or entity and, as a result of the merger or consolidation, less than 50.1% of the outstanding voting securities of the surviving corporation or entity is then owned in the aggregate by the former shareholders of the Company; or (iv) the Company transfers all or substantially all of its assets to another company which is not a wholly owned subsidiary of the Company.

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The following table shows the potential payments upon termination of employment of our named executive officers as of June 30, 2018. For the purposes of this table, it is assumed that the terminated employee receives the maximum payment under his or her employment agreement with the Company. A termination “Without Cause” also includes a termination for “Good Reason,” as defined in each executive officer’s employment agreement. Mr. Ninke resigned on April 30, 2018 and no payments are outstanding under any contract, agreement or plan with respect to his resignation.

Name	Termination Event	Cash Severance Payment ($)	Accelerated Vesting ($)	Continuation of Additional Benefits($)	Total($)
Terence M. Barr	Voluntary or For Cause:	–	–	–	–
	Without Cause:	400,000	–	18,000	418,000
	Disability:	400,000	–	–	400,000
	Death:	400,000	–	–	400,000
	Change in Control:	–	–	–	–

Robyn Lamont	Voluntary or For Cause:	–	–	–	–
	Without Cause:	60,500	–	4,542	65,042
	Disability:	60,500	–	4,542	65,042
	Death:	60,500	–	–	60,500
	Change in Control:	290,000	–	18,000	308,000

Mark Ulmer	Voluntary or For Cause:	–	–	–	–
	Without Cause:	95,000	–	4,500	99,500
	Disability:	95,000	–	4,500	99,500
	Death:	95,000	–	–	95,000
	Change in Control:	380,000	–	18,000	398,000

Director Compensation in 2018

Each member of the Board based in Australia received A$80,000 per annum. Each member of the Board based in the United States of America received US$80,000 per annum. The chairman of the Board received an additional A$25,000 per annum. Dr. Hill is currently serving as the chairman of the Board. The U.S. dollar amounts are in the table directly below. Mr. Barr receives no additional compensation for serving as a director.

Director Summary Compensation Table

The following table summarizes the compensation we paid to our non-employee directors during fiscal year ended June 30, 2018.

				Australian
				superannuation
	Fees Earned			contributions
	Or Paid	Stock	Option	made by the
	In Cash	Awards	Awards	Company	Total
Name	($)(1)	($)	($)	($)	($)(1)
Greg Channon	52,815	—	26,188	-	79,003
Peter Hill	85,313	—	32,997	-	118,310

(1) Any amounts paid in Australian dollars have been converted to U.S. dollars based on the average conversion rate for the year ended June 30, 2018.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes the securities authorized for issuance under the Company’s equity compensation plans as of June 30, 2018.

Plan Category	(a) Number of Ordinary Shares to be Issued Upon Exercise of Outstanding Options	(b) Weighted-average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Number of Ordinary Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by our stockholders	314,500,000	0.0061	—
Equity compensation plans not approved by our stockholders	—	—	—

Total	314,500,000	0.0061	—

Description of the 2016 Stock Option Plan

At our 2016 Annual General Meeting, shareholders approved the 2016 Stock Option Plan (the “2016 Plan”). The Company contemplates that future awards may be granted under the 2016 Plan rather than the 2009 Plan.

The purposes of the 2016 Plan are to align the interests of the Company, subsidiaries, and shareholders with those of its officers, directors and employees, as well as other individuals providing services to the Company, by creating incentives for such persons to exert maximum efforts for the success of the Company. The 2016 Plan provides for an aggregate of three hundred twenty million (320,000,000) shares to be initially available for issuance under options (which shares are the equivalent of one million six hundred thousand (1,600,000) ADSs). This number includes one hundred thirty-eight million (138,000,000) ordinary shares (the equivalent of 690,000 ADSs) in options that were granted to Directors under the 2016 Plan in accordance with resolutions approved by shareholders at our 2016 Annual General Meeting. The maximum number of shares subject to issuance under options that may be granted under the 2016 Plan to any one participant in any one calendar year is sixty million (60,000,000) shares (the equivalent of 300,000 ADSs), unless a greater number is authorized by a resolution approved by the Board and the shareholders. 5,500,000 options were cancelled after an employee left employment of the Company prior to the option vesting date.

The 2016 Plan will be terminated 10 years from the date that it is approved by the Company’s shareholders but it must be submitted to shareholders for re-adoption every three years during that period. The 2016 Plan permits the award of options to any officer, director and employee or other individual providing services to the Company. The 2016 Plan is administered by the Board, and it may be administered by one or more committees appointed by the Board. (The appropriate acting body, be it the Board or a committee within its delegated authority is referred to in this summary as the “Administrator.”) Subject to the terms of the 2016 Plan, the Administrator determines the persons to whom options are granted, the number of shares granted, the vesting schedule, if any, and the type of consideration to be paid to the Company upon the exercise of the stock options.

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The Administrator may grant both incentive stock options (“ISOs”) intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options. Each ISO must be granted only to a U.S. Person and may not be exercisable for more than 10 years. Each option must be granted at an exercise price of no less than 100% of the fair market value of the ordinary shares on the date of the grant. The exercise price of ISOs which are granted to a holder of more than 10% of the total combined voting power of the Company must be equal or greater than 110% of fair market value. Any option granted under the 2016 Plan generally must have a term no greater than ten years but the term of an ISO granted to a holder of more than 10% of the ordinary shares cannot exceed five years.

The Board may, at any time and from time to time, amend the 2016 Plan in any respect provided that no such amendment may become effective without approval of the shareholders if shareholder approval is necessary to satisfy statutory or regulatory requirements or if the Board determines that shareholder approval is otherwise necessary or desirable. No amendment may adversely affect any option holder’s rights and obligations with respect to outstanding options under the 2016 Plan without the consent of such holders.

policy regarding related person Transactions

The Audit Committee has adopted a written policy regarding the review and approval of transactions between us and any “related person.” Pursuant to the Audit Committee charter, the Audit Committee must review any transaction involving the Company and any related party at least once a year or upon any significant change in the transaction or relationship. The Committee shall also oversee any related party transactions. For these purposes, a “related party transaction” includes any transaction required to be disclosed pursuant to Item 404 of SEC Regulation S–K, as it may be amended from time to time.

There have been no transactions between the Company and any related person since July 1, 2015 which were required to be disclosed in accordance with SEC regulations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. To our knowledge, based solely on a review of the copies of such reports available to us and written representations that no other reports were required, we believe that all reporting obligations of our officers, directors and greater than ten percent stockholders under Section 16(a) were satisfied during the year ended June 30, 2018.

CORPORATE GOVERNANCE

General

Our business is managed under the direction of the Board. In connection with its oversight of our operations and governance, the Board has adopted, among other things, the following:

•	a Code of Business Conduct and Ethics to provide guidance to directors, officers and employees with regard to certain ethical and compliance issues; and

•	charters of the Audit Committee and Compensation Committee of the Board, which include the Company’s corporate governance guidelines.

Each of these documents can be viewed on our website at www.samsonoilandgas.com. We will disclose on our website any amendment or waiver of the Code of Business Conduct and Ethics in the manner required by SEC rules. Copies of the foregoing documents and disclosures are available without charge to any person who requests them. Requests should be directed to Samson Oil & Gas Limited, 1331 17th Street, Suite 710, Denver, Colorado 80202.

The Board meets regularly to review significant developments affecting us and to act on matters requiring its approval. Directors are requested to make attendance at meetings of the Board and Board committees a priority, to come to meetings prepared, having read any materials provided to them prior to the meetings and to participate actively in the meetings. The Board held 14 meetings during the fiscal year ended June 30, 2018 and acted 6 times by written consent. No director attended fewer than 75 percent of the total number of meetings of the Board and committees on which he or she served during the fiscal year. Directors attend the Annual General Meeting when it is felt the cost of travel to the meeting is justified. Last year, Mr. Barr, Mr. Rakich and Mr. Channon attended the 2017 Annual General Meeting.

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Board Leadership Structure and Risk Management

Dr. Hill serves as our Chairman of the Board and our lead independent director. His duties in that role include presiding at executive sessions of the independent directors, reviewing agendas for board meetings, reviewing with the Managing Director, Chief Executive Officer and President his annual goals and objectives, and consulting with the Board regarding its evaluation of the performance of the Managing Director, Chief Executive Officer and President. The Board believes that Dr. Hill’s strong leadership as lead independent director, together with the Board’s parity of independent directors and other aspects of its governance, provides appropriate independent oversight to Board decisions.

Mr. Barr currently serves as our Managing Director, Chief Executive Officer and President. Each of our directors other than Mr. Barr and Mr. Rakich is an independent director under the rules of the OTC QB. Mr. Barr has served as Managing Director, Chief Executive Officer and President since January 2005. Accordingly, the Board believes that he is uniquely qualified to be the person who typically sets the agenda for, and leads discussions of, strategic issues for the Company.

The Board oversees the risks involved in the Company’s operations as part of its overall oversight function, integrating risk management into the Company’s overall compliance policies and procedures. While the Board has the ultimate oversight responsibility for the risk management process, the Audit Committee has specific responsibilities relating to risk management. Among other things, the Audit Committee, pursuant to its charter, addresses Company policies with respect to risk assessment and risk management, and reviews major risk exposures (whether financial, operating or otherwise) and the guidelines and policies that management has put in place to govern the process of assessing, controlling, managing and reporting such exposures. The independent directors of the Board consider risk and risk management issues in the course of performing their duties with respect to compensation and governance issues, respectively.

Board Committees

The composition and primary responsibilities of the Audit Committee and the Compensation Committee are described below.

The Audit Committee currently consists of Mr. Channon and Dr. Hill, with Mr. Channon acting as Chairman. The primary function of the Audit Committee is to assist the Board in its oversight of our financial reporting process. Among other things, the Audit Committee is responsible for reviewing and selecting our independent registered public accounting firm and reviewing our accounting practices. The Board has determined that Mr. Channon qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation S-K and that each member of the committee is independent under applicable NYSE American and SEC rules. See “Resolution 1—Re-Election of Director—Board of Directors” for a summary of the business experience of each member of the committee. During the fiscal year ended June 30, 2018, the Audit Committee held 2 meetings and acted 2 times by written consent.

The Compensation Committee currently consists of Mr. Channon and Dr. Hill, with Dr. Hill acting as Chairman. The purpose of the Committee is to (i) discharge the Board’s responsibilities relating to the compensation of Samson’s executive officers and directors, (ii) review and discuss with management the Compensation Discussion and Analysis to be included in the U.S. Proxy Statement and Annual Report on Form 10-K and (iii) prepare the Compensation Committee Report required by Securities and Exchange Commission rules for inclusion in Samson’s annual report and U.S. Proxy Statement in order to recommend that the Compensation Discussion and Analysis be included in such U.S. Proxy Statement and annual report. The Board has determined that each member of the committee is (i) independent under applicable OTC QB rules, (ii) a “non-employee director” as defined in Rule16b-3 under the Exchange Act and (iii) an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). Although no formal meetings of the Compensation Committee were held during the fiscal year ended June 30, 2018, the Compensation and Audit Committees communicate frequently by email.

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The Compensation Committee shall endeavor to ensure that compensation programs are designed to encourage high performance, promote accountability and align the affected employees’ interests with those of the Company’s shareholders. When appropriate, as permitted under applicable law, the Board or the Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee, the Board or members of management, except that it may not delegate its responsibilities for any matters where it has determined such compensation is intended to comply with Section 162(m) of the Internal Revenue Code or is intended to be exempt from Section 16(b) under the Securities Exchange Act of 1934 pursuant to Rule 16b-3 and the delegation could disqualify the compensation under either or both of such provisions.

Due to the Company’s small size and limited number of directors and officers, the Company does not have a nominating committee at present, although the Board has adopted a charter for a Corporate Governance and Nominating Committee of the Board if one is formally established, and a current copy of this charter is available to shareholders on the Company’s website, www.samsonoilandgas.com. The two independent directors, Mr. Hill and Mr. Channon, perform certain functions of a nominating committee; in particular, the independent directors: (i) oversee compliance by Samson, the Board and its committees with corporate governance principles; (ii) advise the Board with respect to the structure and composition of committees of the Board, (iii) are responsible for overseeing the annual review of the Board’s performance, (iv) in consultation with the CEO, as to the other officers, recommend the compensation of the Company’s officers, and (v) address related matters. Director nominations are either selected or recommended for the Board’s selection by independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate. In evaluating director candidates, the independent directors consider the business experience, or specialized skills or experience of director candidates, as well as diversity of background and experience. The Board believes it is able to adequately perform the responsibilities of a nominating committee at this time through its independent directors.

The Board does not have a formal policy with respect to the consideration of diversity when assessing directors and directorial candidates, but considers diversity as part of its overall assessment of the board’s functioning and needs. The Board, through its independent directors, may retain a search firm to assist it in identifying potential candidates, but it has not done so to date.

The Board does not currently have a policy or specified procedures in place pursuant to which security holders may recommend nominees to the Board. We believe that the Board can appropriately consider, evaluate and respond to shareholder nominations.

Director Independence

The Board has determined that Mr. Hill and Mr. Channon are each independent directors and Mr. Rakich and Mr. are non-independent directors under the rules of the NYSE American stock exchange, which is the definition of independence the Company uses pursuant to Item 407 of Regulation S-K. Pursuant to these rules “independent director” means a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Managing Director

The Company’s constitution enables the Board to appoint one or more managing directors. The Board may delegate any of the powers of the Board to a managing director, as permitted by applicable law. The Board may remove the managing director from the office of managing director at any time. The company’s constitution exempts the managing director from retiring by rotation with the rest of the members of the Board, and the managing director is therefore never up for election at any Annual General Meeting.

Non-Management Sessions

The Board meets in executive session without management as it deems necessary. In addition, both independent members of the Board are members of the Compensation Committee and Audit Committee. Therefore, every time these committees meet, the Board is holding meetings in executive session.

Communicating with the Board of Directors

Interested parties may direct correspondence to the Board or to any individual director by mail to the following address: Samson Oil & Gas Limited, Attn: Chairman, Board of Directors, 1331 17th Street, Suite 710, Denver, Colorado 80202.

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Communications should indicate (i) the type and amount of Samson securities held by the person submitting the communication, if any, and/or the nature of the person’s other interest in Samson, (ii) any personal interest the person has in the subject matter of the communication and (iii) the person’s mailing address, e-mail address and telephone number. Unless the communication relates to an improper topic (e.g., it contains offensive content or advocates that we engage in illegal activities) or it fails to satisfy the procedural requirements of the policy, we will deliver it to the person(s) to whom it is addressed.

other matters

Proposals by Holders of Ordinary Shares and Holders of ADSs

Any proposal that a holder of ordinary shares or ADSs wishes to include in proxy materials for our 2019 Annual General Meeting of shareholders pursuant to SEC Rule 14a-8 must have been received no later than July 2, 2019 and must have been submitted in compliance with the rule. If we change the date of our 2019 Annual General Meeting by more than 30 days from the date of the 2018 Annual General Meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. Proposals should be directed to Samson Oil & Gas Limited, Attn: Secretary, Level 16, AMP Building, 140 St Georges Terrace, Perth, Western Australia 6000.

Pursuant to SEC Rule 14a-4(c)(1), if our Secretary receives any shareholder proposal at the address listed above after September 15, 2019 that is intended to be considered at the 2019 Annual General Meeting without inclusion in the U.S. Proxy Statement for the meeting, all proxies will have discretionary authority to vote on such proposal.

Notwithstanding the foregoing, any nomination for director that a shareholder wishes to propose for consideration at the 2019 Annual General Meeting of shareholders, but does not seek to include in our U.S. Proxy Statement under applicable SEC rules, must be received at our registered office in Australia no later than 35 business days (and not earlier than 90 business days) before the 2019 Annual General Meeting pursuant to Section 12.6 of the Company’s Constitution. Section 12.6 of our Constitution also requires that the Company receive, within those same time limits, a consent to act as a director signed by the person who is nominated. These requirements do not apply to: (1) an existing director seeking re-election, or (2) a person recommended for election by the directors.

 Householding

The bank, broker or other nominee for any shareholder who is a beneficial owner, but not the record holder, of the Company’s shares may deliver only one copy of the Explanatory Memorandum and U.S. Proxy Statement to multiple shareholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the shareholders. The Company will deliver promptly, upon written or oral request, a separate copy of the Explanatory Memorandum and U.S. Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered. Shareholders who wish to receive a separate copy of the Explanatory Memorandum and U.S. Proxy Statement now, or in the future, may call us at +61 8 9220 9830 or write to us at: Samson Oil & Gas Limited, Attn: Secretary, Level 16, AMP Building, 140 St Georges Terrace, Perth, Western Australia 6000. Beneficial owners sharing an address who are receiving multiple copies of the Explanatory Memorandum and U.S. Proxy Statement and wish to receive a single copy of the Explanatory Memorandum and U.S. Proxy Statement in the future will need to contact their broker, bank or other nominee to request that only a single copy be mailed to all shareholders at the shared address in the future.

Availability of Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 are available without charge to shareholders upon written request to the Company at Samson Oil & Gas Limited, Attn: Secretary, Level 16, AMP Building, 140 St Georges Terrace, Perth, Western Australia 6000.

By order of the Board of Directors,

/s/ Denis Rakich
Secretary

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Our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed with the Securities and Exchange Commission (including exhibits) will be provided at no charge to any stockholder entitled to vote at the Annual Meeting by written request to: Samson Oil & Gas Limited, 1331 17th Street, Suite 710, Denver, Colorado 80202.

Exhibit A

REMUNERATION REPORT

Remuneration Report (Audited)

The remuneration report is set out under the following headings:

A	Key management personnel disclosed in this report
B	Principles used to determine the nature and amount of remuneration
C	Details of remuneration
D	Service agreements
E	Equity instruments held by key management personnel
F	Loans to key management personnel
G	Other transactions and balances with key management personnel
H	Company performance

The information provided in this remuneration report has been audited as required by section 308 (3C) of the Corporations Act 2001.

A	Key management personnel disclosed in this report

For the purposes of this report, Key Management Personnel (KMP) of the Consolidated Entity are defined as those persons having authority and responsibility for planning, directing and controlling the major activities of the Company and the Consolidated Entity, directly or indirectly, including any director (whether executive or otherwise) of the Parent Company.

For the purposes of this report, the term “executive” encompasses the Chief Executive Officer, Company Secretary, Chief Financial Officer, Vice President – Exploration and Vice President - Engineering. There are no further employees employed by either the Company or its subsidiaries who meet the definition of executive, therefore only the five executives detailed above are included in this report. During the year and as at the date of this report, unless stated otherwise, the key management personnel were:

Terry Barr	Managing Director
Peter Hill	Non-executive Director, Chairman
Greg Channon	Non-executive Director
Denis Rakich	Company Secretary, Executive Director

Robyn Lamont	Chief Financial Officer
David Ninke	Vice President – Exploration, resigned April 30, 2018
Mark Ulmer	Vice President - Operations

B	Principles used to determine the nature and amount of remuneration

The objective of the Consolidated Entity’s executive reward framework is to ensure reward for performance is competitive and appropriate for the results delivered. The performance of the Company depends upon the quality of its Directors and executives. To be successful and maximise shareholder wealth, the Company must attract, motivate and retain highly skilled Directors and executives.

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Remuneration packages applicable to the executive Directors, senior executives and non-executive Directors are established with due regard to:

•	Performance against set goals
•	Ability to attract and retain qualified and experienced Directors and senior executives.

The Company has formed a Compensation Committee. The current members of the Compensation Committee are Dr Hill and Mr Channon. The Compensation Committee is responsible for determining and reviewing compensation arrangements for Directors and executives. The Committee assesses the appropriateness of the nature and amount of remuneration of Directors and executives on a periodic basis by reference to relevant employment market conditions with the overall objective of ensuring maximum stakeholder benefit from the retention of a high quality Board and executive team.

Executive Remuneration

The Company aims to reward executives with a level and mix of remuneration commensurate with their position and responsibilities within the Company and so as to:

•	Align the interests of executives with those of shareholders;
•	Link reward with strategic goals and performance of the Company; and
•	Ensure total remuneration is competitive by market standards.

Base pay for executives is reviewed on the contract renewal date to ensure the base pay is set to reflect the market for a comparable role. There are no guaranteed base pay increases included in any executives’ contracts.

Remuneration consists of fixed remuneration and remuneration incentives in the form of options issued in the Company.

The level of fixed remuneration is reviewed annually by the Board having due regard to performance against goals set for the year and relevant comparative information. The Board has access to external advice independent of management if required. During the year ended 30 June 2014 the Board sought advice from Denver Compensation and Benefits LLC in regards to the remuneration, including cash compensation and short and long term incentives for employees of the Consolidated Entity. No external advice was sought during the year ended 30 June 2017 and 30 June 2018.

Effective 1 October 2017, all Executives took 25% pay cuts to their base salary in order to assist with cashflow for the Company.

Non-executive Director Remuneration

Fees and payments to non-executive Directors reflect the demands which are made on, and the responsibilities of, the Directors. Non-executive Directors’ fees and payments are reviewed annually by the board. The Chair’s fees are determined independently of the other non-executive Directors. The Chair is not present at any discussions relating to determination of his own remuneration.

Effective 1 October 2017, all Directors took 25% pay cuts to their Directors Fees in order to assist with cashflow for the Company.

The ASX Listing Rules specify that the aggregate remuneration of non-executive Directors shall be determined from time to time by a general meeting. An amount not exceeding the amount determined is then divided between Directors as agreed. The latest determination was at the Annual General Meeting held on 18 November 2010 when shareholders approved an aggregate remuneration of A$500,000 per annum. The amount of aggregate remuneration sought to be approved by shareholders and the manner in which it is apportioned amongst Directors is reviewed annually.

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Non-executive Directors are encouraged by the Board to hold shares in the Company (purchased by Directors on market). It is considered good governance for Directors to have a stake in the Company on whose Board they sit.

Remuneration Incentives

The Company does not have a policy in place limiting the Directors exposure to risk in relation to the Company’s options.

The remuneration of non-executive Directors for the year ended 30 June 2018 and 2017 is detailed in Table 1 and Table 2 of this report.

Remuneration Incentives

Directors’ remuneration is not linked to either long term or short term incentives. The Board feels that the expiry date and exercise price of the options issued to the Directors in the current and prior years are sufficient to align the goals of the Directors and executives with those of the shareholders to maximise shareholder wealth. There are no performance criteria or service conditions attached to options issued to Directors.

Vesting conditions are attached to options that are issued to executives and employees.

Refer to KMP compensation table 1 for share based payments to Directors during the year ended 30 June 2018 and 30 June 2017.

Bonus plan for calendar year ended 31 December 2017

The Compensation Committee agreed not to put a bonus plan in place for the calendar year ended 31 December 2017.

Bonus plan for calendar year ended 31 December 2018

The Compensation Committee agreed not to put a bonus plan in place for the calendar year ended 31 December 2018.

Voting and comments made at the company's 2017 Annual General Meeting ('AGM')

At the 2017 AGM, 88.9% of the votes received supported the adoption of the remuneration report for the year ended 30 June 2017.

C	Details of Remuneration

Amounts of remuneration

Details of remuneration of the Directors and executives of the Company and Consolidated Entity in accordance with the requirements of the Corporations Act 2001 and its Regulations are set out in the following tables.

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Table 1: Key Management Personnel compensation for the year ended 30 June 2018

	Short Term		Post Employment	Share-based Payments		Total	Total Performance Related
	Salary & Fees	Non-monetary Benefits	Super -annuation	Options	Ordinary Shares
	$	$	$	$	$	$	%
Directors
T.Barr	325,000	-	18,000	65,995	-	408,995	16%
P. Hill	85,313	-	-	32,997	-	118,310	28%
G. Channon	52,815	-	-	26,188	-	79,003	33%
D. Rakich	88,850	-	8,548	26,188	-	123,586	21%
	551,978	-	26,548	151,368	-	729,894

Executives
R. Lamont	234,999	-	19,375	40,697	-	295,071	14%
D. Ninke	247,331	-	17,314	38,497	-	303,142	13%
M. Ulmer	308,749	-	18,000	52,796	-	379,545	14%
	791,079		54,689	131,990		977,758
	1,343,057	-	81,237	283,358	-	1,707,652

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Table 2: Key Management Personnel compensation for the years ended 30 June 2017

	Short Term		Post Employment	Share-based Payments		Total	Total Performance Related
	Salary & Fees	Non-monetary Benefits	Super -annuation	Options	Ordinary Shares
	$	$	$	$	$	$	%
Directors
T.Barr	390,000	5,982	18,000	103,640	56,903	574,525	18%
P. Hill	96,078	-	-	51,820	30,865	178,763	29%
G. Channon	52,815	-	-	41,127	19,864	113,806	36%
D. Rakich	81,408	-	7,864	41,127	5,602	136,001	30%
	620,301	5,982	25,864	237,714	113,234	1,003,095
Executives
R. Lamont	275,945	14,267	18,821	63,911	27,463	400,407	16%
D. Ninke	269,798	15,237	18,000	60,456	31,402	394,893	15%
M. Ulmer	370,500	18,519	18,000	82,912	17,968	507,899	16%
	916,243	48,023	54,821	207,279	76,833	1,303,199
	1,536,544	54,005	80,685	444,993	190,067	2,306,294

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Table 3 The proportion of remuneration linked to performance and the fixed proportion are as follows

Still needed?

	Fixed remuneration		At risk - STI		At risk - LTI
Name	2018	2017	2018	2017	2018	2017
Directors
T.Barr	84%	82%	16%	18%	-%	-%
P. Hill	72%	71%	28%	29%	-%	-%
G. Channon	67%	64%	33%	36%	-%	-%
D. Rakich	79%	70%	21%	30%	-%	-%

Executives
R. Lamont	86%	84%	14%	16%	-%	-%
D. Ninke	87%	85%	13%	15%	-%	-%
M. Ulmer	86%	84%	14%	16%	-%	-%

D	Service Agreements

It is the Board’s policy that employment contracts are only entered into with the managing director and senior executives. As such contracts have been entered into for Mr. Barr, Mr. Ninke and Ms Lamont. Details of these contracts are included below.

Mr. Barr – Chief Executive Officer

Effective 1 January 2011, Mr Barr has been retained by the Company to act as the Company’s President, Managing Director and Chief Executive officer for a period of three years with an option to extend the contract for an additional three years at the mutual agreement of both the Company and the employee. In January 2014, his contract was extended for an additional 2 years. Mr Barr signed a new contract effective 31 December 2015, this contract has a two year term. As of 1 January 2016, the contract allows for total compensation of $418,000 (cash and non cash benefits). Mr Barr’s contract was renewed for an additional two years on 31 December 2017.

Mr. Ninke – Vice President Exploration

Effective 1 January 2011, Mr Ninke has been retained by the Company to act as Vice President - Exploration for a period of three years with an option to extend the contract for an additional three years. In January 2014, Mr Ninke’s contract was extended for three years at the mutual agreement of both the Company and the employee. A new two year contract was signed by Mr Ninke, effective 1 January 2017. As of 1 January 2017, the contract allows for total compensation of $304,717 (cash and non cash benefits). Mr Ninke resigned effective 30 April 2018.

Ms Lamont – Chief Financial Officer

Effective 1 January 2011, Ms Lamont has been retained by the Company to act as the Vice President – Finance and Chief Financial Officer for a period of three years with an option to extend the contract for an additional three years at the mutual agreement of both the Company and the employee. In January 2014, Ms Lamont’s contract was extended for an additional three years. A new three year contract was signed with Ms Lamont, effective 1 January 2017. As of 1 January 2017, the contract allows for total compensation of $308,000 (cash and non cash benefits).

Mr Ulmer – VP - Operations

Effective 1 April 2016, Mr Ulmer has been retained by the Company to act as the Vice President – Operations. Mr Ulmer signed a contract effective 1 January 2017 for this position for a period of three years. As of 1 January 2017, the contract allows for total compensation of $398,000 (cash and non cash benefits).

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Key management personnel have no entitlement to termination payments in the event of removal for misconduct.

E	Equity instruments held by key management personnel
(i)	Option holdings of key management personnel
(ii)	Shares issued on exercise of options
(iii)	Shareholding of key management personnel

(i)	Option holdings of key management personnel

30 June 2018	Balance at beginning of period 1 July 2017	Exercised during the year	Expired during the year	Granted as compensation	Other	Balance at end of period 30 June 2018	Options vested at 30 June 2018
Directors
T. Barr	60,000,000	-	-	-	-	60,000,000	60,000,000
D. Rakich	24,000,000	-	-	-	-	24,000,000	24,000,000
P. Hill	30,000,000	-	-	-	-	30,000,000	30,000,000
G. Channon	24,000,000	-	-	-	-	24,000,000	24,000,000

Executives
R. Lamont	37,000,000	-	-	-	-	37,000,000	37,000,000
D. Ninke	35,000,000	-	-	-	-	35,000,000	35,000,000
M. Ulmer	48,000,000	-	-	-	-	48,000,000	48,000,000
Total	258,000,000	-	-	-	-	258,000,000	258,000,000

(ii)	Shares issued on exercise of options

No directors or executive options were exercised during the year ended 30 June 2018 (2017: nil)

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(iii)	Shareholdings of key management personnel

30 June 2018	Balance at beginning of period 1 July 2017	Granted as compensation	On exercise of options	Net change other	Balance at end of period 30 June 2018
Directors
T. Barr	24,840,966	-	-	-	24,840,966
D. Rakich	1,717,400	-	-	-	1,717,400
P. Hill	5,561,200	-	-	-	5,561,200
G. Channon	5,105,000	-		-	5,105,000
				-
Executives				-
R. Lamont	8,261,178	-	-	-	8,261,178
D. Ninke	8,716,200	-	-	-	8,716,200
M. Ulmer	42,264,200	-	-	-	42,264,200
	96,466,144	-	-	-	96,466,144

All equity transactions with key management personnel other than those arising from the exercise of compensation options have been entered into under terms and conditions no more favourable than those the Consolidated Entity would have adopted if dealing at arm’s length. In the tables above “Net Change Other” represents shares held by the Company as Treasury stock to pay for the taxes payable on the shares issued. Net Change Other for M. Ulmer relates to shares purchased by him in on market transactions.

F	Loans to key management personnel

No loans have been granted to key management personnel during the current or prior year.

G	Other transactions and balances with key management personnel

There were no transactions with key management personnel or their related parties during the current or prior year other than those mentioned above.

H	Company Performance

The Company’s performance is reflected in the movement in the Company’s earnings/(loss) per share (EPS) over time. The graph below shows Samson Oil & Gas Limited’s basic EPS history for the past five years, including the current period as well as the average share price quoted from the ASX.

EPS for all years presented have been measured based on the net (loss)/profit as calculated by the application of Australian Accounting Standards.

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This concludes the remuneration report, which has been audited

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